UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Crinetics Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

i

6055 Lusk Boulevard

San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

Dear Stockholder:

The annual meeting of stockholders of Crinetics Pharmaceuticals, Inc. will be held on June 7, 2024 at 8:00 a.m., Pacific Time via a live webcast, for the following purposes:

1.
to elect two directors to serve as Class III directors for a three-year term to expire at the 2027 annual meeting of stockholders;
2.
to consider and vote upon the ratification of the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.
to consider and vote upon, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and
4.
to transact such other business as may be properly brought before the annual meeting or any adjournment or postponement thereof.

As noted above, our annual meeting will be a virtual meeting of stockholders, which will be conducted solely by remote communication via a live webcast. There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. This means that you can vote your shares, submit questions for consideration and virtually attend the annual meeting online. To be admitted to the live webcast, you must register at www.proxydocs.com/CRNX as described in the Notice of Internet Availability of Proxy Materials or proxy card. As part of the registration process, you must enter the Control Number shown on your Notice of Internet Availability of Proxy Materials or proxy card. After completion of your registration, further instructions, including a unique link to access the annual meeting, will be emailed to you.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Our board of directors has fixed the close of business on April 15, 2024 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the annual meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a Notice of Internet Availability of Proxy Materials with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability of Proxy Materials that is being sent to you.

Your vote is important. Whether or not you expect to attend our virtual annual meeting, please vote as soon as possible. If you received the Notice of Internet Availability of Proxy Materials, a proxy card was not sent to you and you may vote only via the Internet unless you either attend the virtual annual meeting, in which case you may vote during the virtual annual meeting by following the registration instructions outlined above, or request that a proxy card and proxy materials be mailed to you. If you have requested that a proxy card and proxy materials be mailed to you, and you have received those materials, then you may vote via the Internet, by telephone or by mailing a completed proxy card. For specific voting instructions, please refer to the information provided in the accompanying Proxy Statement and in the Notice of Internet Availability of Proxy Materials.

All stockholders are cordially invited to attend the annual meeting. We appreciate your continued support of the company.

By Order of the Board of Directors,

/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D.
President, Chief Executive Officer and Director

San Diego, California

April 25, 2024

Your vote is important. Please vote your shares whether or not you plan to attend the annual meeting.

6055 Lusk Boulevard

San Diego, CA 92121

PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, JUNE 7, 2024

The board of directors of Crinetics Pharmaceuticals, Inc. is soliciting the enclosed proxy for use at the annual meeting of stockholders on June 7, 2024 at 8:00 a.m., Pacific Time. The annual meeting will be a virtual meeting, which will be conducted via live webcast.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 7, 2024:

This proxy statement and our Annual Report on Form 10-K are available electronically at http://www.proxydocs.com/CRNX.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

We have prepared these proxy materials, including this proxy statement and the related proxy card, because our board of directors is soliciting your proxy to vote at the 2024 annual meeting of stockholders. This proxy statement summarizes information related to your vote at the annual meeting. All stockholders who find it convenient to do so are cordially invited to attend the annual meeting virtually via live webcast. However, you do not need to attend the annual meeting virtually to vote your shares. Instead, you may simply submit your proxy via the Internet in accordance with the instructions provided on the Notice of Internet Availability of Proxy Materials or if you elected to receive printed copies of the proxy materials, you may submit your proxy via telephone by completing, signing and returning the enclosed proxy card.

We intend to mail the Notice of Internet Availability of Proxy Materials on or about April 25, 2024 to all stockholders of record entitled to vote at the annual meeting.

How can I attend the annual meeting?

This year’s annual meeting will be accessible only through the Internet via a live webcast. We have adopted a virtual only format for our annual meeting.

You are entitled to participate in the annual meeting if you were a stockholder as of the close of business on our record date of April 15, 2024 or hold a valid proxy for the annual meeting. To be admitted to the annual meeting’s live webcast, you must register at www.proxydocs.com/CRNX as described in the Notice of Internet Availability of Proxy Materials or proxy card. As part of the registration process, you must enter the Control Number shown on your Notice of Internet Availability of Proxy Materials or proxy card. After completion of your registration, further instructions, including a unique link to access the annual meeting, will be emailed to you. Online access to the webcast will open approximately 15 minutes prior to the start of the annual meeting.

You may submit a question in advance of the annual meeting at www.proxydocs.com/CRNX after logging in with the Control Number shown on your Notice of Internet Availability of Proxy Materials or proxy card. If you wish to submit a question, on the day of the annual meeting, beginning at 8:00 a.m. Pacific Time on Friday, June 7, 2024, you may log into the virtual meeting platform using the unique link provided to you via email following the completion of your registration at www.proxydocs.com/CRNX, and follow the instructions there. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will address the ability of stockholders to ask questions during the annual meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules of the Securities and Exchange Commission, or SEC, we use the Internet as the primary means of furnishing proxy materials to our stockholders. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders with instructions on how to access the proxy materials over the Internet or request a printed copy of the materials, and for voting over the Internet.

Stockholders may follow the instructions in the Notice of Internet Availability of Proxy Materials to elect to receive future proxy materials in print by mail or electronically by email. We encourage our stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings and reduce the cost to us associated with the printing and mailing of materials.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on the record date for the 2024 annual meeting, April 15, 2024, are entitled to vote at the annual meeting. At the close of business on the record date, there were 78,744,364 shares of our common stock outstanding. Common stock is our only class of stock entitled to vote.

Stockholders of Record: Shares Registered in Your Name

If, on the record date, your shares were registered directly in your name with the transfer agent for our common stock, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the annual meeting if you attend online or vote by proxy. Whether or not you plan to attend the annual meeting online, we encourage you to vote by proxy via the Internet, by telephone or by mail, as instructed below to ensure your vote is counted.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If, on the record date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. As discussed above, if you are a street name stockholder, you are invited to attend and vote your shares at the annual meeting online so long as you register to attend the annual meeting at www.proxydocs.com/CRNX. However, since you are not the stockholder of record, you may not vote your shares online at the annual meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

How many votes do I have?

Each share of our common stock that you own as of April 15, 2024 entitles you to one vote.

What am I voting on?

There are three proposals scheduled for a vote:

Proposal 1: To elect two directors to serve as Class III directors for a three-year term to expire at the 2027 annual meeting of stockholders.

Proposal 2: To consider and vote upon the ratification of the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal 3: To consider and vote upon, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

How does the Board recommend that I vote?

The Board recommends that you vote:

•
“For” each of the nominees for election as director;
•
“For” the ratification of the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
•
“For” the approval of, on an advisory basis, the compensation of our named executive officers.

If you vote via the Internet, by telephone, or sign and return the proxy card by mail but do not make specific choices, your shares, as permitted, will be voted as recommended by our board of directors. If any other matter is presented at the annual meeting, your proxy will vote in accordance with his or her best judgment. As of the date of this proxy statement, we know of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

How do I vote?

With respect to the election of directors, you may either vote “For” the nominees to the board of directors or you may “Withhold” your vote for any nominee you specify. With respect to the ratification of the selection of BDO USA, P.C. as our independent registered public accounting firm, you may vote “For,” “Against” or “Abstain” from voting. With respect to the vote to approve, on an advisory basis, the compensation of our named executive officers, you may vote “For,” “Against” or “Abstain” from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the virtual annual meeting, we urge you to vote by proxy prior to the annual meeting to ensure that your vote is counted.

•
Via the Internet: You may vote at www.proxypush.com/CRNX, 24 hours a day, seven days a week, by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Votes submitted via the Internet must be received by 7:59 a.m., Pacific Time, on June 7, 2024.
•
By Telephone: If you request printed copies of the proxy materials by mail, you may vote using a touch-tone telephone by calling (866) 229-5833, 24 hours a day, seven days a week. Have your proxy card available when you call and use the Control Number shown on your proxy card. Votes submitted by telephone must be received by 7:59 a.m., Pacific Time, on June 7, 2024.
•
By Mail: If you request printed copies of the proxy materials by mail, you may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.

•
At the Virtual Annual Meeting: You may vote during the virtual annual meeting through www.proxydocs.com/CRNX. To be admitted to the annual meeting and vote your shares, you must register to attend the annual meeting at www.proxydocs.com/CRNX and provide the Control Number shown on your Notice of Internet Availability of Proxy Materials or proxy card. After completion of your registration, further instructions, including a unique link to access the annual meeting, will be emailed to you.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received voting instructions from that organization rather than directly from us. Please check with your bank, broker, or other agent and follow the voting instructions they provide to vote your shares. Generally, you have three options for returning your proxy.

•
By Method Listed on Voting Instruction Card: Please refer to your voting instruction card or other information provided by your bank, broker or other agent to determine whether you may vote by telephone or electronically on the Internet and follow the instructions on the voting instruction card or other information provided by your broker, bank or other agent. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank, broker, or other agent does not offer Internet or telephone voting information, please follow the other voting instructions they provide to vote your shares.
•
By Mail: You may vote by signing, dating, and returning your voting instruction card in the pre-addressed envelope provided by your broker, bank or other agent.
•
At the Virtual Annual Meeting: To vote online during the virtual annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker or bank to request the proxy form authorizing you to vote the shares. You must also register to attend the annual meeting at www.proxydocs.com/CRNX and provide the Control Number shown on your proxy card. After completion of your registration, further instructions, including a unique link to access the annual meeting, will be emailed to you.

May I revoke my proxy?

If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the four following ways:

•
you may mail in another signed, timely-delivered proxy with a later date (only the latest signed proxy submitted prior to the annual meeting will be counted),
•
you may authorize a proxy again on a later date on the Internet (only the latest Internet proxy submitted prior to the annual meeting will be counted),
•
you may notify our corporate secretary, Garlan Adams, at Crinetics Pharmaceuticals, Inc., 6055 Lusk Boulevard, San Diego, CA 92121, Attention: Corporate Secretary, in writing before the annual meeting that you have revoked your proxy, after which you are entitled to submit a new proxy prior to the annual meeting or vote during the virtual annual meeting, or
•
you may submit an electronic ballot during the annual meeting.

What constitutes a quorum?

The presence at the annual meeting, by virtual attendance or by proxy, of holders representing a majority of our outstanding common stock as of April 15, 2024, or approximately 39,372,182 shares, constitutes a quorum at the annual meeting, permitting us to conduct our business. The inspector of election will determine whether a quorum is present and will tabulate the votes cast at the annual meeting.

How will my shares be voted if I do not specify how they should be voted?

If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then your shares will be voted at the annual meeting in accordance with the Board’s recommendation on all matters presented for a vote at the annual meeting. Similarly, if you sign and return a proxy card but do not indicate how you want to vote your shares for a particular proposal or for all of the proposals, then for any proposal for which you do not so indicate, your shares will be voted in accordance with the Board’s recommendation.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

What are broker non-votes and do they count for determining a quorum?

Shares represented by proxies that reflect a broker non-vote will be counted as present for purposes of determining the presence of a quorum. As discussed above, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote those shares on a particular matter. A broker has discretionary power to vote shares without instruction from the beneficial owner on routine matters, such as the ratification of the selection of BDO USA, P.C as our independent registered public accounting firm. Thus, broker non-votes are not expected on that proposal. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters. With regard to the election of directors and the advisory vote to approve the compensation of the named executive officers, which are considered non-routine matters, broker non-votes will have no effect because they are not considered votes cast.

What is an abstention and how will votes withheld and abstentions be treated?

Shares of common stock held by persons attending the virtual annual meeting but not voting, and shares represented by proxies that reflect withheld votes or abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the ratification of the selection of BDO USA, P.C. and the advisory vote to approve the compensation of the named executive officers, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld have no effect on the election of directors, as the two directors that receive the highest number of votes will be elected, and abstentions are not considered to be a vote cast and will have no effect on the ratification of the selection of BDO USA, P.C. or the advisory vote to approve the compensation of the named executive officers.

Do I have dissenters’ rights of appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the annual meeting.

What vote is required to approve each proposal?

Proposal	Vote Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast for or against the matter.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
Proposal 3: Approval, on an advisory basis, of the Compensation of the Named Executive Officers	The affirmative vote of a majority of the votes cast for or against the matter.	Abstentions and broker non-votes will have no effect.

Could other matters be decided at the annual meeting?

Our bylaws require that we receive advance notice of any proposal to be brought before the annual meeting by stockholders. As of the date of this proxy statement, there are no other matters that our board of directors intends to present for action at the annual meeting other than those referred to in this proxy statement. If any other matter were to come before the annual meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except: (1) as necessary for applicable legal requirements, (2) to allow for the tabulation and certification of the votes and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our management.

Who is paying the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by mail, telephone, fax or email. We will not pay our directors, officers and other employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Our costs for forwarding proxy materials will not be significant.

We intend to file a proxy statement and proxy card with the SEC in connection with its solicitation of proxies for our 2024 annual meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at: www.sec.gov.

How do I obtain an Annual Report on Form 10-K?

If you would like a copy of our Annual Report on Form 10-K for the year ended December 31, 2023 that we filed with the SEC on February 28, 2024, we will send you one without charge. Please write to:

Crinetics Pharmaceuticals, Inc.

6055 Lusk Boulevard

San Diego, CA 92121

Attn: Corporate Secretary

All of our SEC filings are also available free of charge in the “Investors—SEC Filings” section of our website at www.crinetics.com.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a current report on Form 8-K to be filed by us with the SEC within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results within four business days after the meeting and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1: ELECTION OF DIRECTORS

Our board of directors is divided into three classes, with one class of our directors standing for election each year, generally for a three-year term. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires and hold office until the third annual meeting following election and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation, or removal. As detailed in the section below, the composition of our board of directors is as follows: Class I consists of Matthew K. Fust, R. Scott Struthers, Ph.D., and Rogério Vivaldi Coelho, M.D.; Class II consists of Caren Deardorf, Weston Nichols, Ph.D. and Stephanie S. Okey, M.S.; and Class III consists of Camille L. Bedrosian, M.D. and Wendell Wierenga, Ph.D.

At this meeting, two nominees for director are to be elected as Class III directors for a three-year term expiring at our 2027 annual meeting of stockholders and until their successors are duly elected and qualified. The nominees, who were recommended for nomination by the nominating and corporate governance committee of our board of directors, are Camille L. Bedrosian, M.D. and Wendell Wierenga, Ph.D. The Class I directors have one year remaining on their terms of office and the Class II directors have two years remaining on their terms of office.

If no contrary indication is made, proxies in the accompanying form are to be voted for Dr. Bedrosian and Dr. Wierenga, or in the event that Dr. Bedrosian or Dr. Wierenga is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our board of directors to fill the vacancy. Each of Dr. Bedrosian and Dr. Wierenga is currently a member of our board of directors.

All of our directors bring to the board of directors’ significant leadership experience derived from their professional experience and service as executives or board members of other corporations and/or private equity and venture capital firms. The process undertaken by the nominating and corporate governance committee in recommending qualified director candidates is described below under “Board Diversity and Director Nomination Process.” Certain individual qualifications and skills of our directors that contribute to the board of directors’ effectiveness as a whole are described in the following paragraphs.

Information Regarding Directors

The information set forth below as to the directors and nominees for director has been furnished to us by the directors and nominees for director:

Nominees for Election to the Board of Directors

For a Three-Year Term Expiring at the

2027 Annual Meeting of Stockholders (Class III)

Name	Age	Present Position with Crinetics Pharmaceuticals, Inc.
Camille Bedrosian, M.D.	71	Director
Wendell Wierenga, Ph.D.	76	Chairperson of the Board of Directors

Camille Bedrosian, M.D. joined our board of directors in September 2020. Since November 2023, Dr. Bedrosian has served as Chief Medical Officer or Amylyz Pharmaceuticals, Inc. From January 2018, Dr. Bedrosian has served as Executive Vice President and Chief Medical Officer at Ultragenyx Pharmaceutical Inc. Commencing May 1, 2023, Dr Bedrosian transitioned into serving as Strategic Development Advisor also at Ultragenyx, where she will provide strategic guidance to the clinical development and translational research programs. Dr. Bedrosian previously served as Senior Vice President and Chief Medical Officer at Alexion Pharmaceuticals, Inc., a biopharmaceutical company, from May 2008 to January 2018. Between September 2002 and April 2008, she served as Vice President and Chief Medical Officer at Ariad Pharmaceuticals, Inc., an oncology company. From 1997 to 2002, Dr. Bedrosian served in the Clinical Research and Development Department of Wyeth/Genetics Institute, Inc., most recently as Senior Director, Oncology/Hematology. From 1986 to 1997, she was a Fellow, an Associate, and then Assistant Professor of Medicine in the Division of Hematology and Oncology at Duke University Medical Center and the Duke Comprehensive Cancer Center. Since December 2020, Dr. Bedrosian has served as a member of the board of directors of Rhythm Pharmaceuticals, Inc., a publicly traded biopharmaceutical company. Dr. Bedrosian received her A.B. degree from Harvard University in Chemistry, her M.S. in Biophysics from M.I.T., and her M.D. from Harvard Medical School. Dr. Bedrosian’s extensive leadership experience in the life science industry, in rare disease drug development and with global regulatory matters contributed to our board of directors’ conclusion that she should serve as a director of our company.

Wendell Wierenga, Ph.D. joined our board of directors as Chair in October 2015. Dr. Wierenga brings to our board over four decades of experience in research, drug discovery and drug development, including clinical research, regulatory affairs, manufacturing, safety, and medical affairs. He has an extensive background serving as a public company executive and board member in the pharmaceutical and biotechnology industries. He most recently served as Executive Vice President, Research and Development, at Santarus, Inc., a specialty biopharmaceutical company, from June 2011 until its acquisition by Salix Pharmaceuticals, Inc. in 2014. Prior to Santarus, he was Executive Vice President of Research and Development at Ambit Biosciences Corporation from 2007 until 2011 and Neurocrine Biosciences, Inc. from 2003 until 2006. Additionally, Dr. Wierenga served as Chief Executive Officer of Syrrx, Inc. (now part of Takeda Pharmaceutical Company), Senior Vice President of Worldwide Pharmaceutical Sciences, Technologies and Development at Parke-Davis/Warner Lambert Company LLC (now Pfizer, Inc.), and he spent 16 years at Upjohn Pharmaceuticals in research and drug discovery roles. Dr. Wierenga serves as a member of the board of directors and compensation committee of Dermata Therapeutics, Inc. and Cytokinetics Incorporated, as well as the Chair of the science and technology committee of Cytokentics, Incorporated, both publicly traded biopharmaceutical companies. He was previously on the board of directors of Onyx Pharmaceuticals, Inc. (acquired by Amgen), Anacor Pharmaceuticals Inc. (acquired by Pfizer), XenoPort, Inc. (acquired by Arbor Pharmaceuticals), Ocera Therapeutics Inc. (acquired by Mallinckrodt), Apricus Biosciences, Inc. (acquired by Seelos), Patara Pharma LLC (acquired by Respivant), and Concert Pharmaceuticals, Inc. He holds a Ph.D. in Chemistry from Stanford University and a B.A. in Chemistry from Hope College. Dr. Wierenga’s scientific background and ability to contribute to the Board’s understanding of technical matters relating to our business, as well as Dr. Wierenga’s broader business development and corporate experience on the boards of directors of several biopharmaceutical companies, contributed to our board’s conclusion that he should serve as a director of our company.

Members of the Board of Directors Continuing in Office

Term Expiring at the

2025 Annual Meeting of Stockholders (Class I)

Name	Age	Present Position with Crinetics Pharmaceuticals, Inc.
R. Scott Struthers, Ph.D.	62	President, Chief Executive Officer and Director
Matthew K. Fust	59	Director
Rogério Vivaldi Coelho, M.D.	60	Director

R. Scott Struthers, Ph.D. is our co-founder and has served on our board of directors since November 2008 and as our President and Chief Executive Officer since December 2008. Prior to Crinetics, he was senior director and head of endocrinology and metabolism at Neurocrine Biosciences, Inc., from 1998 to 2008. At Neurocrine, he initiated and led the company’s efforts to discover and develop orally active, nonpeptide GnRH antagonists, including elagolix. Prior to Neurocrine, from 1995 to 1998, he co-founded ScienceMedia Inc. to develop eLearning solutions for the life sciences and higher education markets and led contract research efforts at Biosym Technologies, from 1992 to 1995, to develop and apply computational tools for drug discovery. In 2009, Dr. Struthers co-founded the San Diego Entrepreneurs Exchange, a nonprofit organization which he has served on the board of directors of since January 2009. Since October 2021, Dr. Struthers has served as chairperson of the board of Radionetics Oncology, a pharmaceutical company focused on the discovery and development of novel radiotherapeutics for oncology indications in which Crinetics holds a minority equity stake. He holds a Ph.D. in physiology and pharmacology from the University of California, San Diego based on the work he performed at the Salk Institute for Biological Studies. Dr. Struthers’ knowledge of our business, as well as his extensive development and clinical experience, contributed to our board of directors’ conclusion that he should serve as a director of our company.

Matthew K. Fust has served on our board of directors since February 2018. He is currently a board member and advisor to life sciences companies. Mr. Fust retired as Executive Vice President and Chief Financial Officer of Onyx Pharmaceuticals, Inc., a biopharmaceutical company, where he served from January 2009 through its acquisition by Amgen Inc. in October 2013. From May 2003 to December 2008, Mr. Fust served as Chief Financial Officer at Jazz Pharmaceuticals, Inc., a specialty pharmaceutical company. From 2002 to 2003, Mr. Fust served as Chief Financial Officer at Perlegen Sciences, a genetics company. Previously, he was Senior Vice President and Chief Financial Officer at ALZA Corporation, a pharmaceutical company, where he was an executive from 1996 until 2002. Mr. Fust serves on the board of directors of the following publicly traded biopharmaceutical companies: as a member of the audit committee at Atara Biotherapeutics, Inc., as a member of the audit committee and the nominating and corporate governance committee at Ultragenyx Pharmaceutical, Inc., and as a member of the audit committee and the compensation committee at Neumora Therapeutics, Inc.. Mr. Fust previously served on the board of directors of MacroGenics, Inc., Dermira, Inc., and Sunesis Pharmaceuticals, Inc. Mr. Fust received a B.A. from the University of Minnesota and an M.B.A. from the Stanford University Graduate School of Business. Mr. Fust’s experience as a chief financial officer in the life sciences industry, his leadership and management experience, and his service as a director of other biopharmaceutical companies, contributed to our board of directors’ conclusion that he should serve as a director of our company.

Rogério Vivaldi Coelho, M.D. has served on our board of directors since January 2022. He retired as the president, Chief Executive Officer and a Director of Sigilon Therapeutics, Inc. in December 2023. Prior to joining Sigilon, Dr. Vivaldi served as Executive Vice President and Chief Global Therapeutics Officer at Bioverativ Inc. from 2016 to 2018, where he was responsible for building and managing their commercial organization, including sales and marketing efforts for the franchise’s lead products, until it was acquired by Sanofi S.A. in 2018. From 2014 to 2016, Dr. Vivaldi served as Chief Commercial Officer at Spark Therapeutics, Inc., where he spearheaded the launch of global commercial operations, and patient advocacy, market access, and medical affairs efforts for Luxturna. Earlier, he held several positions of increasing responsibility over a 20-year career at Genzyme, most recently serving as the head of the company’s rare disease business, president of both the rare disease business and the renal & endocrine group, and as Senior Vice President and General Manager of its Latin America group. During his time at Genzyme, he led the successful approval of more than 15 orphan products in more than 20 countries. Dr. Vivaldi earned a medical degree from the Universidade do Rio de Janeiro, after which he completed a residency in endocrinology at the Universidade do Estado do Rio de Janeiro and a fellowship at Mount Sinai Hospital Center in New York in the department of genetics, focusing on Gaucher disease. He later became the first physician in Brazil to treat Gaucher disease using enzyme replacement therapy. In addition, Dr. Vivaldi holds an M.B.A. degree from COPPEAD, Universidade Federal do Rio de Janeiro. Dr. Vivaldi’s experience as an executive officer in the life sciences industry and his extensive pharmaceutical commercialization and marketing experience with several different companies contributed to our board of directors’ conclusion that he should serve as a director of our company.

Term Expiring at the

2026 Annual Meeting of Stockholders (Class II)

Name	Age	Present Position with Crinetics Pharmaceuticals, Inc.
Caren Deardorf	59	Director
Weston Nichols, Ph.D.	39	Director
Stephanie S. Okey, M.S.	64	Director

Caren Deardorf has served on our board of directors since March 2022. Since September 2023, Ms. Deardorf has served as Chief Commercial & Strategy Officer at Editas Medicine. Previously, she served as the Chief Commercial Officer of Magenta Therapeutics, Inc., where she was responsible for the strategy, direction and execution of Magenta’s global commercial capabilities, a position she held from July 2021 until March 2023. Ms. Deardorf was Chief Commercial Officer of Ohana Biosciences from May 2019 to May 2021 and Vice President of global product development at Biogen from 2017 to 2019, where she was the commercial lead on Spinraza®, a treatment for children and adults with spinal muscular atrophy, a rare and often fatal inherited disease that typically presents in infancy. In this role, she led the development of the global launch strategy including commercial footprint, branding and reimbursement strategies. Earlier in her career at Biogen, Ms. Deardorf was part of the building of the MS franchise of global brands—AVONEX® and TYSABRI®—and was responsible for brand and launch strategy for Tecfidera, a treatment for relapsing forms of multiple sclerosis. Since December 2021, Ms. Deardorf has served on the board of directors of NeuroSense Therapeutics Ltd. Ms. Deardorf earned a B.S. degree in biology at Tufts University and a Master of Business Administration from Olin Graduate School of Business at Babson College. Ms. Deardorf’s executive leadership experience in the life science industry and extensive experience with pharmaceutical commercialization contributed to our board of directors’ conclusion that he should serve as a director of our company.

Weston Nichols, Ph.D. has served on our board of directors since February 2018. Dr. Nichols founded Lynx1 Capital, a biotechnology focused investment fund, in March 2020, and he currently serves as its Managing Partner. From April 2016 to March 2020, Dr. Nichols served as an analyst for Perceptive Advisors, a life-sciences focused investment firm. From January 2015 to April 2016, Dr. Nichols was an analyst at Balyasny Asset Management, an investment management firm, and from May 2014 to December 2014, he was a biotechnology equity research associate at SunTrust Robinson Humphrey. Dr. Nichols holds a B.S. in biological engineering from Cornell University, and a Ph.D. in neuroscience from Caltech. Dr. Nichols’ experience as venture capitalist in the life science industry contributed to our board of directors’ conclusion that he should serve as a director of our company.

Stephanie S. Okey, M.S. has served on our board of directors since July 2019. For over 25 years, from 1986 until July 2015, Ms. Okey served in various positions of increasing responsibility in the biopharmaceutical industry, first at Bristol Myers Squib, then Genentech, Inc. for nearly 8 years, followed by 19 years at Genzyme, a Sanofi company. Ms. Okey’s management experience during her tenure at Genyzme included serving as Senior Vice President, Head of North America, Rare Diseases, and U.S. General Manager, Rare Diseases from August 2012 to July 2015 and as Vice President and General Manager, U.S. Genetic Diseases Business Unit from September 2011 to August 2012. Ms. Okey retired from Genzyme in July 2015. From June 2018 until March 2023, when it was acquired by Ipsen, Ms. Okey served as a member of the board of directors of Albireo Pharma, Inc., a Nasdaq-listed biopharmaceutical company and since December 2018, Ms. Okey has served as a member of the board of directors of PTC Therapeutics, a Nasdaq-listed biopharmaceutical company. Since March 2021, Ms. Okey has served as a member of the board of directors of Orphazyme, a company based in Denmark. In addition, she previously served as a member of the board of directors of the California Life Sciences Association from October 2014 to January 2016. Ms. Okey received a B.S. degree in Zoology from The Ohio State University and a M.S. degree in Immunology and Medical Microbiology from Wright State University. Ms. Okey’s executive leadership experience in the life science industry and service on various biopharmaceutical company boards contributed to our board of directors’ conclusion that she should serve as a director of our company.

Board Independence

Our board of directors currently consists of eight members. Our board of directors has determined that all of our directors, other than Dr. Struthers, are independent directors in accordance with the listing requirements of the Nasdaq Global Select Market, or Nasdaq, and applicable rules of the SEC. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Our board of directors is currently led by its chair, Wendell Wierenga, Ph.D. Our board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the company continues to grow. We separate the roles of chief executive officer and chairperson of the board of directors in recognition of the differences between the two roles. The chief executive officer is responsible for setting the strategic direction for the company and the day-to-day leadership and performance of the company, while the chairperson of the board of directors provides guidance to the chief executive officer and presides over meetings of the full board of directors. We believe that this separation of responsibilities provides a balanced approach to managing the board of directors and overseeing the company.

Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Our board of directors has responsibility for the oversight of the company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board of directors to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The audit committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Board, through the Audit Committee, oversees the management of risks from cybersecurity threats, including the policies, standards, processes and practices that the Company’s management implements to address risks from cybersecurity threats. The Audit Committee receives periodic presentations and reports on cybersecurity risks, which address a wide range of topics including, for example, recent developments, evolving standards, vulnerability assessments, third-party and independent reviews, the threat environment, technological trends and information security considerations arising with respect to the Company’s peers and third parties. The Audit Committee would also receive prompt and timely information regarding any cybersecurity incident that would meet the applicable established reporting thresholds, as well as ongoing updates regarding such incident until it has been addressed. At least twice each year, the Audit Committee discusses the Company’s approach to cybersecurity risk management with the Company’s Vice President, Information Technology.

The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board of directors as a whole.

Board of Directors Meetings

Including telephonic meetings, our board of directors met four times during fiscal year 2023. In 2023, each director attended at least 75% of the total number of meetings held during such director’s term of service by the board of directors and each committee of the board of directors on which such director served.

Board Committees and Independence

Our board of directors has established four standing committees—audit, compensation, nominating and corporate governance and research and development—each of which operates under a charter that has been approved by our board of directors.

Audit Committee

The audit committee’s main function is to oversee our accounting and financial reporting processes and the audits of our financial statements. This committee’s responsibilities include, among other things:

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appointing our independent registered public accounting firm;
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evaluating the qualifications, independence and performance of our independent registered public accounting firm;
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approving the audit and non-audit services to be performed by our independent registered public accounting firm;
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reviewing the design, implementation, adequacy and effectiveness of our internal accounting controls and our critical accounting policies;
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discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;
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reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
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reviewing on a periodic basis, or as appropriate, any investment policy and recommending to our board of directors any changes to such investment policy;
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reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations;
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preparing the report that the SEC requires in our annual proxy statement;
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reviewing and approving any related party transactions and reviewing and monitoring compliance with our code of conduct and ethics; and
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reviewing and evaluating, at least annually, the performance of the audit committee and its members including compliance of the audit committee with its charter.

The members of our audit committee are Matthew K. Fust, Weston Nichols, Ph.D., and Rogério Vivaldi Coelho, M.D. Mr. Fust serves as the chair of the committee. The audit committee met four times during fiscal year 2023. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors has determined that Mr. Fust is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. Our board of directors has determined each of Mr. Fust, Dr. Nichols and Dr. Vivaldi is independent under the applicable rules of the SEC and Nasdaq. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq, which the audit committee reviews and evaluates at least annually.

Both our external auditor and internal financial personnel meet privately with the audit committee and have unrestricted access to this committee.

Compensation Committee

The compensation committee approves policies relating to compensation and benefits of our officers and employees. The compensation committee approves corporate performance goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and approves the compensation of these officers based on such evaluations. The compensation committee also approves the issuance of stock options and other awards under our equity plan. The compensation committee reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance by the compensation committee with its charter.

The members of our compensation committee are Matthew K. Fust, Stephanie S. Okey, M.S. and Wendell Wierenga, Ph.D. Ms. Okey serves as the chair of the committee. The compensation committee met four times during fiscal year 2023. Our board of directors has determined that each of Mr. Fust, Ms. Okey and Dr. Wierenga is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. The compensation committee operates under a written charter, which the compensation committee reviews and evaluates at least annually.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for assisting our board of directors in discharging the board’s responsibilities regarding the identification of qualified candidates to become board members, the selection of nominees for election as directors at our annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected), and the selection of candidates to fill any vacancies on our board of directors and any committees thereof. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies, reporting and making recommendations to our board of directors concerning governance matters and oversight of the evaluation of our board of directors.

The members of our nominating and corporate governance committee are Camille L. Bedrosian, M.D., Caren Deardorf, Stephanie S. Okey, M.S. and Wendell Wierenga, Ph.D. Dr. Wierenga serves as the chair of the committee. The nominating and corporate governance committee met three times during fiscal year 2023. Our board has determined that each of Dr. Bedrosian, Ms. Deardorf, Dr. Wierenga and Ms. Okey is independent under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence. The nominating and corporate governance committee operates under a written charter, which the nominating and corporate governance committee reviews and evaluates at least annually.

Research and Development Committee

The research and development committee is responsible for, among other things, advising and assisting our board of directors in developing our research and development strategy, reviewing and evaluating our long-term strategic goals and objectives, as well as progress, of our research and development programs, reviewing and evaluating the resources we make available for our research and development activities and our investment in our research, development and technology programs, and advising on scientific matters involving the safety and effectiveness of the Company’s drug candidates.

The members of our research and development committee are Camille L. Bedrosian, M.D., Weston Nichols, Ph.D., Rogério Vivaldi Coelho, M.D. and Wendell Wierenga, Ph.D. Dr. Bedrosian serves as the chair of the committee. The research and development committee was established in August 2022 and met five times during fiscal year 2023. The research and development committee operates under a written charter, which the research and development committee will review and evaluate from time to time.

Report of the Audit Committee of the Board of Directors

The audit committee oversees the company’s financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in the company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The audit committee reviewed with BDO USA, P.C., which is responsible for expressing an opinion on the conformity of the company’s audited consolidated financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the company’s accounting principles and such other matters as are required to be discussed with the audit committee by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the audit committee has discussed with BDO USA, P.C., its independence from management and the company, has received from BDO USA, P.C. the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, P.C.’s communications with the audit committee concerning independence, and has considered the compatibility of non-audit services with the auditor's independence.

The audit committee met with BDO USA, P.C. to discuss the overall scope of its services, the results of its audit and reviews, and the overall quality of the company’s financial reporting. BDO USA, P.C., as the company’s independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on the company’s reporting. The audit committee’s meetings with BDO USA, P.C. were held with and without management present. The audit committee is not employed by the company, nor does it provide any expert assurance or professional certification regarding the company’s financial statements. The audit committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the audit committee has recommended to the company’s board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023. The audit committee and the company’s board of directors also have recommended, subject to stockholder approval, the ratification of the selection of BDO USA, P.C. as the company’s independent registered public accounting firm for 2024.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

The Audit Committee of the Board of Directors

Matthew K. Fust (chairperson)
Weston Nichols, Ph.D.
Rogério Vivaldi Coelho, M.D.

Compensation Committee Interlocks and Insider Participation

Stephanie S. Okey, M.S. (chairperson), Matthew K. Fust and Wendell Wierenga, Ph.D. served on our compensation committee during the 2023 fiscal year. None of the members of our compensation committee during the 2023 fiscal year has ever been one of our officers or employees. None of our executive officers currently serves, or has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Board Diversity and Director Nomination Process

Director Qualifications

Our nominating and corporate governance committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

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personal and professional integrity, ethics and values;
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experience in corporate management, such as serving as an officer or former officer of a publicly-held company;
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experience as a board member or executive officer of another publicly-held company;
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strong finance experience;
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diversity of expertise and experience in substantive matters pertaining to our business relative to other members of our board of directors;
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diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience;
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experience relevant to our business industry and with relevant social policy concerns; and
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relevant academic expertise or other proficiency in an area of our business operations.

Currently, our board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the nominating and corporate governance committee may also consider such other factors as it may deem to be in the best interests of our company and our stockholders. The nominating and corporate governance committee does, however, believe it appropriate for at least one, and preferably, several, members of our board of directors to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of our board of directors to meet the definition of “independent director” under Nasdaq qualification standards. The nominating and corporate governance committee also believes it is appropriate for our President and Chief Executive Officer to serve as a member of our board of directors. The Board currently includes three female members and two members who self-identify as members of underrepresented communities.

Identification and Evaluation of Nominees for Directors

The nominating and corporate governance committee identifies nominees for director by first evaluating the current members of our board of directors willing to continue in service. Current members with qualifications and skills that are consistent with the nominating and corporate governance committee’s criteria for board of director service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our board of directors with that of obtaining a new perspective or expertise.

If any member of our board of directors does not wish to continue in service or if our board of directors decides to expand the size of the board or to not re-nominate a member for re-election, the nominating and corporate governance committee identifies the desired skills and experience of a new nominee in light of the criteria above. The nominating and corporate governance committee generally polls our board of directors and members of management for their recommendations or uses third-party search firms to identify candidates. The nominating and corporate governance committee may also review the composition and qualification of the boards of directors of our competitors and may seek input from industry experts or analysts. The nominating and corporate governance committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the members of the nominating and corporate governance committee and by certain of our other independent directors and executive management. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best contribute to the success of our company and represent stockholder interests through the exercise of sound business judgment. After review and deliberation of all feedback and data, the nominating and corporate governance committee makes its recommendation to our board of directors.

The nominating and corporate governance committee evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. We have not received director candidate recommendations from our stockholders, and we do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by members of our board of directors, management or other parties are evaluated.

Under our amended and restated bylaws, a stockholder wishing to suggest a candidate for a director position should write to our corporate secretary and provide such information about the stockholder and the proposed candidate as is set forth in our amended and restated bylaws and as would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. In order to give the nominating and corporate governance committee sufficient time to evaluate a recommended candidate and include the candidate in our proxy statement for the 2024 annual meeting, the recommendation should be received by our corporate secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Stockholder Proposals.”

Board Diversity

The following Board Diversity Matrix presents our board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. Our Board Diversity Matrix as of April 17, 2023 can be found in the proxy statement for the 2023 Annual Meeting filed with the Securities and Exchange Commission on April 27, 2023.

Board Diversity Matrix (As of April 15, 2024)
Total Number of Directors	8
	Female	Male
Part I: Gender Identity
Directors	3	5
Part II: Demographic Background
White	3	4
Hispanic	—	1
LGBTQ+	1

Director Attendance at Annual Meetings

We do not have a formal policy regarding attendance by members of our board of directors at our annual meeting. Six of our directors attended our annual meeting of stockholders in 2023.

Communications with our Board of Directors

Stockholders seeking to communicate with our board of directors should submit their written comments to our corporate secretary, Crinetics Pharmaceuticals, Inc., 6055 Lusk Boulevard, San Diego, CA 92121, Attention: Corporate Secretary. The corporate secretary will forward such communications to each member of our board of directors; provided that, if in the opinion of our corporate secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

Prohibition Against Pledging and Hedging

We maintain an Insider Trading Compliance Policy that prohibits our officers, directors and employees pledging our stock as collateral to secure loans and from engaging in hedging transactions, including zero-cost collars and forward sale contracts. It further prohibits margin purchases of our stock, short sales of our stock, and any transactions in puts, calls or other derivative securities involving our stock.

Corporate Governance

Our company’s Code of Business Conduct and Ethics, Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter and Research and Development Committee Charter are available, free of charge, on our website at www.crinetics.com. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We will also provide copies of these documents and our company’s other corporate governance documents, free of charge, to any stockholder upon written request to Crinetics Pharmaceuticals, Inc., 6055 Lusk Boulevard, San Diego, CA 92121, Attention: Corporate Secretary.

Director Compensation

In April 2023, after consultation with Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon, regarding director compensation relative to the market and our peer group, our board of directors, upon recommendation from the compensation committee, adopted an amended non-employee director compensation program, effective as of April 24, 2023, as follows: (1) our non-employee directors receive an annual retainer of $40,000, with an additional $30,000 annual retainer payable to the Chair of the board of directors; (2) non-employee directors serving as the chairs of the audit, compensation, nominating and corporate governance and research and development committees receive additional annual retainers of $20,000, $12,500, $10,000 and $13,000, respectively; (3) non-employee directors serving as members (but not chairs) of the audit, compensation, nominating and corporate governance and research and development committees receive additional annual retainers of $9,000, $6,000, $5,000 and $7,500, respectively; (4) each non-employee director who is initially elected or appointed to the board of directors receives an initial grant of options to purchase 35,000 shares of our common stock and 12,000 restricted stock units, or RSUs, in each case, vesting over three years in three equal annual installments on each of the first three anniversaries of the grant date, subject to continuous service as a director through each vesting date, and (5) each non-employee director who is serving on the board of directors as of the date of any annual meeting of our stockholders and has been serving as a non-employee director for at least six months as of the date of such meeting receives an annual grant of options to purchase 17,500 shares of our common stock and 6,000 RSUs, in each case, vesting on the first to occur of the first anniversary date of grant or the next occurring annual meeting of our stockholders, subject to continuous service as a director through such vesting date.

In March 2024, after consultation with Aon regarding director compensation relative to the market and our peer group, our board of directors, upon recommendation from the compensation committee, adopted a further amended non-employee director compensation program, to adjust the cash compensation payable to our non-employee directors, effective March 29, 2024, as follows: (1) increase the annual retainer for service as a non-employee director from $40,000 to $41,000, (2) increase the additional annual retainers for non-employee directors serving as chairs of the compensation and research and development committees, respectively, from $12,500 and $13,000, respectively, to $15,000, and (3) increase the additional annual retainers for non-employee directors serving as members (but not chairs) of the audit and compensation committees, respectively, from $9,000 and $6,000, respectively, to $10,000 and $7,500, respectively. Our board of directors intends to continue to review the director compensation policy and may make adjustments from time to time to the cash and equity compensation paid to our non-employee directors based on market practices and the input of its independent compensation consultant.

Compensation under our non-employee director compensation policy is subject to the annual limits on non-employee director compensation set forth in our 2018 Incentive Award Plan, or the 2018 Plan. Specifically, the 2018 Plan provides that the sum of any cash compensation or other compensation and the grant date fair value (as determined in accordance with ASC 718, or any successor thereto) of any equity awards granted as compensation for services as a non-employee director during any fiscal year may not exceed $750,000, increased to $1,000,000 in the fiscal year of a non-employee director’s initial service as a non-employee director. Our board of directors or its authorized committee may modify the non-employee director compensation program from time to time in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant, subject to the annual limit on non-employee director compensation set forth in the 2018 Plan. As provided in the 2018 Plan, our board of directors or its authorized committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the board of directors or its authorized committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other compensation decisions involving non-employee directors.

We have reimbursed and will continue to reimburse all of our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of our board of directors and committees of our board of directors.

The following table summarizes cash and stock compensation received by our non‑employee directors during the year ended December 31, 2023. Dr. Struthers is not included in the following table as he served as an executive officer during 2023, and his compensation is included in the Summary Compensation Table in the “Compensation Discussion and Analysis” section below.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total
Name	($)	($)(1)	($)(1)	($)
Camille Bedrosian, M.D.	54,500	72,780	212,275	339,555
Caren Deardorf	45,000	72,780	212,275	330,055
Matthew K. Fust	63,500	72,780	212,275	348,555
Weston Nichols, Ph.D.	53,500	72,780	212,275	338,555
Stephanie S. Okey, M.S.	57,250	72,780	212,275	342,305
Rogério Vivaldi Coelho, M.D.	53,500	72,780	212,275	338,555
Wendell Wierenga, Ph.D.	90,250	72,780	212,275	375,305

(1)
Represents grants of RSUs and stock options pursuant to the amended non-employee director compensation program, as in effect on December 31, 2023. The amounts are valued based on the aggregate grant date fair value of the RSUs and option awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. See Note 11 to our consolidated financial statements in our Annual Report on Form 10‑K for the year ended December 31, 2023 filed with the SEC on February 28, 2024, for a discussion of the relevant assumptions used in determining the grant date fair value pursuant to ASC 718. These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by exercising stock options). Whether, and to what extent, a non‑employee director realizes a financial benefit from the awards will depend on our actual operating performance, stock price fluctuations and the non‑employee director’s continued service on our board.

The aggregate number of shares subject to RSUs and stock options outstanding at December 31, 2023 for each non‑employee director who served on our board of directors during 2023 was as follows:

Name	Number of Securities Underlying RSUs Outstanding at December 31, 2023	Number of Securities Underlying Options Outstanding at December 31, 2023
Camille Bedrosian, M.D.	6,000	77,500
Caren Deardorf	6,000	56,875
Matthew K. Fust	6,000	89,592
Weston Nichols, Ph.D.	6,000	77,500
Stephanie S. Okey, M.S.	6,000	90,000
Rogério Vivaldi Coelho, M.D.	6,000	61,250
Wendell Wierenga, Ph.D.	6,000	77,500

Vote Required; Recommendation of the Board of Directors

If a quorum is present and voting at the annual meeting, directors shall be elected by a plurality of votes cast, meaning that the two nominees receiving the highest number of shares voted “For” their election will be elected to our board of directors. Votes withheld from any nominee and broker non-votes will be counted only for purposes of determining a quorum and are not considered votes cast for the foregoing purpose. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF CAMILLE L. BEDROSIAN, M.D. AND WENDELL WIERENGA, PH.D. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has selected BDO USA, P.C. as the company’s independent registered public accounting firm for the year ending December 31, 2024 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the annual meeting. BDO USA, P.C. has audited the company’s financial statements since 2016. Representatives of BDO USA, P.C. are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of BDO USA, P.C. as the company’s independent registered public accounting firm is not required by Delaware law, the company’s amended and restated certificate of incorporation, or the company’s amended and restated bylaws. However, the audit committee is submitting the selection of BDO USA, P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent registered accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the company and its stockholders.

Independent Registered Public Accounting Firm’s Fees

The following table represents aggregate fees billed to us for services related to the fiscal years ended December 31, 2023 and 2022, by BDO USA, P.C., our independent registered public accounting firm.

	Year Ended December 31,
	2023	2022
Audit Fees (1)	$858,069	$793,644
Audit-Related Fees	—	—
Tax Fees (2)	$69,981	$37,077
All Other Fees	—	—
Total	$928,050	$830,721
(1)
Audit Fees consist of fees billed for professional services performed by BDO USA, P.C. for the audit of our annual financial statements, the review of our registration statements, the quarterly review of our financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)
Tax Fees consist of fees billed for professional services by BDO USA, P.C. for tax compliance and related services that are normally provided in connection with statutory and regulatory filings or engagements.

The audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of BDO USA, P.C., and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.

Pre-Approval Policies and Procedures

Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the audit committee, and all such services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2023. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively on the proposal will be required to ratify the selection of BDO USA, P.C., meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal. Abstentions and broker non-votes will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the proposal. The approval of Proposal 2 is a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

PROPOSAL 3: APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Under the Dodd‑Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd‑Frank Act, our stockholders are entitled to vote at the annual meeting to provide advisory approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Pursuant to the Dodd‑Frank Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or our board of directors.

Although the vote is non‑binding, our compensation committee and board of directors value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions. As described more fully in the “Compensation Discussion and Analysis” section of this proxy statement, our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long‑term business objectives necessary to create stockholder value. We urge stockholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future. The compensation committee and board of directors believe that our executive compensation program fulfills these goals and is reasonable, competitive and aligned with our performance and the performance of our executives.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say‑on‑pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask that our stockholders vote “FOR” the following resolution:

“RESOLVED, that Crinetics Pharmaceuticals, Inc.’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Crinetics Pharmaceuticals, Inc.’s Proxy Statement for the Annual Meeting.”

Vote Required; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively on the proposal will be required to approve the advisory vote regarding the compensation of the named executive officers. Abstentions and broker non-votes will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the proposal. The approval of Proposal 3 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of April 15, 2024, by:

•
each of our named executive officers;
•
each of our directors;
•
all directors and executive officers as a group; and
•
each person or group of affiliated persons known by us to beneficially own more than 5% of our common stock.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 78,744,364 shares of common stock outstanding on April 15, 2024. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 15, 2024 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Crinetics Pharmaceuticals, Inc., 6055 Lusk Boulevard, San Diego, California 92121. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to applicable community property laws.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Blackrock, Inc. (1)	5,345,114	6.8%
Driehaus Capital Management, LLC (2)	5,039,477	6.4%
EcoR1 Capital, LLC (3)	4,155,375	5.3%
FMR LLC (4)	4,043,865	5.1%
State Street Corporation (5)	3,563,736	4.5%
The Vanguard Group (6)	3,502,452	4.4%
Point72 Asset Management, L.P. (7)	3,416,900	4.3%
Named Executive Officers and Directors
R. Scott Struthers, Ph.D. (8)	2,285,857	2.9%
Marc Wilson (9)	528,951	*
James Hassard (10)	143,586	*
Jeff Knight (11)	179,447	*
Stephen Betz, Ph.D. (12)	644,946	*
Alan Krasner (13)	433,585	*
Camille Bedrosian, M.D. (14)	83,500	*
Matthew K. Fust (15)	48,128	*
Weston Nichols, Ph.D. (16)	83,500	*
Stephanie S. Okey, M.S. (17)	78,500	*
Wendell Wierenga, Ph.D. (18)	183,346	*
Caren Deardorf (19)	51,208	*
Rogério Vivaldi Coelho, M.D. (20)	60,583	*
All current directors and executive officers as a group (14 persons) (21)	4,902,422	6.0%

* Less than 1%.

(1)
Consists of 5,345,114 shares of common stock. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. Information regarding these shares is based on the Schedule 13G/A filed on January 25, 2024 by BlackRock, Inc.
(2)
Consists of 5,039,477 shares of common stock. Driehaus Capital Management LLC has shared voting and dispositive power with respect to all of the shares. The shares are owned by one or more advisory clients for which Driehaus Capital Management LLC serves as investment adviser. The principal business address of Driehaus Capital Management LLC is 25 East Erie Street, Chicago, Illinois 60611. Information regarding these shares is based on the Schedule 13G/A filed by Driehaus Capital Management LLC on February 14, 2024.
(3)
Consists of 4,155,375 shares of common stock. EcoR1 Capital, LLC has shared voting and dispositive power with respect to all of the shares. EcoR1 Capital Fund Qualified, L.P. has shared voting and dispositive power with respect to 3,914,528 of the shares. EcoR1 Capital, LLC is the general partner and investment adviser of investment funds, including EcoR1 Capital Fund Qualified, L.P. Oleg Nodelman is the control person of EcoR1 Capital, LLC. The principal business address of each of these persons and entities is 357 Tehama Street #3, San Francisco, CA 94103. Information regarding these shares is based on the Schedule 13G filed by EcoR1 Capital, LLC on March 11, 2024.
(4)
Consists of 4,043,865 shares of common stock. FMR, LLC and Abigail P. Johnson have sole dispositive power with respect to all of the shares, and FMR, LLC has sole voting power with respect to 4,041,823 of the shares. The principal business address for is 245 Summer Street, Boston, Massachusetts 02210. Information regarding these shares is based on the Schedule 13G filed on February 8, 2024 by FMR, LLC and Abigail P. Johnson.
(5)
Consists of 3,563,736 shares of common stock. The address for State Street Corporation is STATE STREET FINANCIAL CENTER, 1 CONGRESS STREET, SUITE 1, BOSTON, MA 02114-2016100. Information regarding these shares is based on the Schedule 13G filed by State Street Corporation on January 24, 2024.
(6)
Consists of 3,502,452 shares of common stock. The address for The Vanguard Group is 100 Vanguard Blvd. Malvern, PA 19355. Information regarding these shares is based on the Schedule 13G filed on February 13, 2024 by The Vanguard Group.
(7)
Consists of 3,416,900 shares of common stock. Point72 Asset Management, L.P. and Point72 Capital Advisors, Inc. each have shared voting power with respect to all of the shares. Pursuant to an investment management agreement, Point72 Asset Management, L.P. maintains investment and voting power with respect to the securities held by Point72 Associates. Point72 Capital Advisors Inc. is the general partner of Point72 Asset Management, L.P. Steven A. Cohen controls each of Point72 Asset Management, L.P. and Point72 Capital Advisors Inc. The principal business address of each of these persons and entities is 72 Cummings Point Road, Stamford, CT 06902. Information regarding these shares is based on the Schedule 13G/A filed by Point72 Asset Management, L.P., Point72 Capital Advisors, Inc., CUBIST SYSTEMATIC STRATEGIES, LLC and Steven A. Cohen on February 14, 2024, the filing of which should not be construed as an admission that any of the foregoing persons or any reporting person is, for the purposes of Section 13 of the Act, the beneficial owner of such shares.
(8)
Includes (i) 900,805 shares of common stock held by various family trusts of which Dr. Struthers is the trustee or investment advisor, (ii) 257,835 shares of common stock held directly by Dr. Struthers, (iii) 1,000 shares of common stock held directly by Dr. Struthers’ spouse and (iv) 1,126,217 shares of common stock underlying options held by Dr. Struthers that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.
(9)
Includes 110,620 shares of common stock and 418,331 shares of common stock underlying options held by Mr. Wilson that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.
(10)
Includes 29,259 shares of common stock and 114,327 shares of common stock underlying options held by Mr. Hassard that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.
(11)
Includes 52,580 shares of common stock and 126,867 shares of common stock underlying options held by Mr. Knight that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.
(12)
Includes 92,643 shares of common stock and 552,303 shares of common stock underlying options held by Dr. Betz that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.
(13)
Includes 43,720 shares of common stock and 389,865 shares of common stock underlying options held by Dr. Krasner that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.
(14)
Includes 6,000 shares of common stock and 77,500 shares of common stock underlying options held by Dr. Bedrosian that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.
(15)
Includes 18,536 shares of common stock and 29,592 shares of common stock underlying options held by Mr. Fust that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.
(16)
Includes 6,000 shares of common stock and 77,500 shares of common stock underlying options held by Dr. Nichols that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.
(17)
Includes 6,000 shares of common stock and 72,500 shares of common stock underlying options held by Ms. Okey that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.
(18)
Includes 105,846 shares of common stock and 77,500 shares of common stock underlying options held by Dr. Wierenga that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.

(19)
Includes 6,000 shares of common stock and 45,208 shares of common stock underlying options held by Ms. Deardorf that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.
(20)
Includes 11,000 shares of common stock and 49,583 shares of common stock underlying options held by Dr. Vivaldi that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.
(21)
Consists of 1,675,630 shares of common stock and 3,226,792 shares of common stock issuable upon exercise of outstanding options which are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date, as set forth in previous footnotes.

EXECUTIVE OFFICERS

Our Executive Officers

The following table sets forth the name, age and position of each of our executive officers as of April 15, 2024.

Name	Age	Position
R. Scott Struthers, Ph.D.	61	President, Chief Executive Officer and Director
Marc Wilson	44	Chief Financial Officer
Stephen Betz, Ph.D.	58	Chief Scientific Officer
Dana Pizzuti, M.D.	68	Chief Medical and Development Officer
Jeff Knight	52	Chief Operating Officer
James Hassard	57	Chief Commercial Officer

The biography of R. Scott Struthers, Ph.D. can be found under “Proposal 1: Election of Directors.”

Marc Wilson has served as our Chief Financial Officer since January 2018. Prior to Crinetics, Mr. Wilson was Vice President of Finance and Accounting and Chief Accounting Officer at Cidara Therapeutics, Inc., a publicly-traded biotechnology company, from September 2014 to January 2018. Prior to Cidara, from October 2010 to August 2014, Mr. Wilson was Director of Accounting and Controller at Trius Therapeutics, a biopharmaceutical company, until its acquisition by Cubist Pharmaceuticals. Prior to Trius, Mr. Wilson worked at Neurocrine Biosciences, Inc. from 2007 to 2010. Mr. Wilson began his career in 2001 with PricewaterhouseCoopers LLP and is a certified public accountant. Mr. Wilson earned a bachelor’s degree in Economics/Accounting from the College of the Holy Cross.

Stephen F. Betz, Ph.D. is a co-founder and has served as our Chief Scientific Officer since October 2021 and served as our Vice President of Biology from December 2009 to October 2021. Previously, from 2003 to 2009, Dr. Betz worked at Neurocrine Biosciences, Inc., as Director of Endocrinology and Metabolism, where he worked on the discovery and development of GnRH receptor antagonists and nonpeptide modulators of other endocrine targets. Prior to Neurocrine, from 2001 to 2003, Dr. Betz led laboratory efforts at GeneFormatics, Inc., and from 1996 to 2000, Dr. Betz worked in pharmaceutical discovery at Abbott Laboratories, including structure-guided drug design, assay development, and compound screening in the Research Nuclear Magnetic Resonance Group. In addition, since October 2021 Dr. Betz has served a member of the scientific advisory board of Radionetics Oncology, a pharmaceutical company focused on the discovery and development of novel radiotherapeutics for oncology indications. Dr. Betz holds a B.S. in chemistry from the University of Delaware and a Ph.D. in chemistry from the University of North Carolina at Chapel Hill.

Dana Pizzuti, M.D. has served as our Chief Development Officer since October 2022 and our Chief Medical Officer since November 2023. Dr. Pizzuti is a board-certified physician with more than 30 years of pharmaceutical industry experience in clinical development, pharmacovigilance, and medical and regulatory affairs. Before joining Crinetics, from January 2020 to September 2022, Dr. Pizzuti served as senior vice president, development operations and chief medical officer and previously served as vice president of global regulatory affairs from July 2019 to December 2019 at Ascendis Pharma, where she rebuilt the U.S. regulatory affairs unit into a streamlined global organization. At Ascendis, she led the company’s successful U.S. and European marketing applications for lonapegsomatropin, a combination drug-device product for children one year and older with growth hormone deficiency. Prior to Ascendis, from March 2019 to July 2019, Dr. Pizzuti served as senior vice president of regulatory, quality and pharmacovigilance at Theravance Biopharma, Inc. Earlier in her career, from June 2017 to March 2019, Dr. Pizzuti established the regulatory affairs function at Rigel Pharmaceuticals, where she directed the team responsible for the company’s first new drug application approval. She also previously led the global regulatory affairs unit at Gilead Sciences, managing over 500 people across 33 countries, leading to marketing authorizations for 15 new drugs in global markets. Dr. Pizzuti earned her Bachelor of Science (cum laude) in biology from Yale University, and she received her M.D. from the NYU School of Medicine. She completed her medical internship and residency at NYU-Bellevue Hospital Center in New York City and fellowship in infectious disease at Albert Einstein-Montefiore Medical Center.

Jeff Knight has served as our Chief Operating Officer since September 2021. From 2018 to 2021, Mr. Knight was a member of the executive leadership team at Poseida Therapeutics, Inc., where he was responsible for portfolio management and strategy, alliance management, quality and compliance, and corporate operations. From March 2017 until October 2018, he was Vice President, Development Operations and Project and Portfolio Management at Halozyme Therapeutics, Inc. From July 2015 until March 2017, he served as Executive Director, Global Development Operations at Amgen and from January 2012 until July 2015, Mr. Knight served in various program and portfolio management and development operations roles at Onyx Pharmaceuticals. Prior to that, he held several leadership roles of increasing responsibility in clinical operations, regulatory affairs, and project management at Genentech, PRA International, and Hoechst Marion Roussel (now Sanofi). Mr. Knight earned a Master’s of Public Health (MPH) in biostatistics and epidemiology and a B.A. in psychology from the University of Oklahoma Health Sciences Center. He also earned a B.S. in nursing from the University of Kansas Medical Center.

James Hassard has served as our Chief Commercial Officer since February 2022. Mr. Hassard has over thirty years of bio-pharmaceutical experience. Most recently, from January 2020 to September 2021, Mr. Hassard was chief commercial officer at Arrowhead Pharmaceuticals, where he began building the company’s commercial capabilities and launch strategy for three rare disease programs. Between 2016 and 2020, Mr. Hassard was senior vice president of marketing and market access at Coherus BioSciences, where he built the company’s commercial capabilities, including patient and provider services, in advance of their first FDA-approved specialty product. Earlier in his career, Mr. Hassard held several positions over a 17-year period at Amgen Inc., in therapeutic areas including oncology, nephrology and endocrinology. Among these, he was general manager of Amgen Portugal, and U.S. brand lead for Sensipar® (cinacalcet), expanding the FDA label into a rare-endocrinology indication. Mr. Hassard earned a B.S. in pharmacology from the University of Toronto, followed by an M.B.A. from Nova Southeastern University.

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis provides information about the material components of our executive compensation program for our “named executive officers” for 2023, consisting of the following persons:

•
R. Scott Struthers, Ph.D., our President, Chief Executive Officer and Director;
•
Marc Wilson, our Chief Financial Officer;
•
Stephen F. Betz, Ph.D., our Chief Scientific Officer;
•
James Hassard, our Chief Commercial Officer;
•
Jeff Knight, our Chief Operating Officer; and
•
Alan Krasner, M.D., our Chief Endocrinologist and former Chief Medical Officer.

Dr. Krasner served as an executive officer for a portion of 2023 but was no longer serving in such capacity as of December 31, 2023. As such, he is included in this disclosure pursuant to Item 402(a)(3)(iv) of Regulation S-K

Specifically, this compensation discussion and analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each compensation component that we provide. In addition, we explain how and why the compensation committee and our board of directors arrived at specific compensation policies and decisions involving our named executive officers during the fiscal year ended December 31, 2023.

Company Overview

Crinetics is a clinical-stage pharmaceutical company focused on the discovery, development and commercialization of novel therapeutics for endocrine diseases and endocrine-related tumors. Endocrine pathways function to maintain homeostasis and commonly use peptide hormones acting through G protein coupled receptors, or GPCRs, to regulate many aspects of physiology, including growth, energy, metabolism, gastrointestinal function and stress responses. We have built a highly productive drug discovery and development organization with extensive expertise in endocrine GPCRs. We have discovered a pipeline of oral nonpeptide (small molecule) new chemical entities that target peptide GPCRs to treat a variety of rare endocrine diseases where treatment options have significant efficacy, safety and/or tolerability limitations. Our product candidates include paltusotine (formerly CRN00808), which is in clinical development for the treatment of acromegaly and carcinoid syndrome associated with neuroendocrine tumors, and CRN04894, which is in clinical development for Cushing’s disease and congenital adrenal hyperplasia, or CAH. We are advancing additional product candidates through preclinical discovery and development studies in parallel. Our vision is to build a premier, fully integrated endocrine-focused pharmaceutical company that consistently pioneers new therapeutics to help patients better control their disease and improve their daily lives.

Business Highlights

In the year ended December 31, 2023, our executive team focused the company’s efforts on the most critical business objectives and we achieved several key successes:

•
In September 2023, we reported positive topline results from our placebo-controlled Phase 3 clinical study of paltusotine in participants with acromegaly switching from standard-of-care injected depot somatostatin analogs, which is designed to support an indication for the maintenance of acromegaly treatment..

•
In December 2023, we reported positive initial data from our Phase 2 study of paltusotine in carcinoid syndrome in an initial analysis of data from a subset of 27 patients.
•
In March 2024, we reported positive topline data from our placebo-controlled Phase 3 clinical study of paltusotine in participants with acromegaly who were not pharmacologically treated. Additionally, we reported positive topline data from our Phase 2 study of paltusotine in carcinoid syndrome, which further support paltusotine's potential use beyond acromegaly.

Compensation Philosophy and Objectives

We recognize that the ability to excel depends on the integrity, knowledge, imagination, skill, diversity and teamwork of our employees. To this end, the key objectives of our executive compensation program are:

•
To attract, engage and retain an executive team who will provide leadership for our future success by providing competitive total pay opportunities.
•
To establish a direct link between our business results, individual executive performance and total executive compensation.
•
To align the interests of our executive officers with those of our stockholders.

Overview of 2023 Executive Compensation Decisions

In general, the majority of each of our named executive officers’ total compensation is tied directly to corporate and individual performance, increases in our stock price, or both. Specific elements of our executive compensation program that demonstrate our pay-for-performance philosophy include:

•
The performance measures in our short-term cash incentive program are linked to key corporate performance goals.
•
Corporate achievement represents 75% of each named executive officer’s annual bonus opportunity, and 80% of our Chief Executive Officer’s annual bonus opportunity.
•
Our long-term equity incentives are provided to our named executive officers in the form of stock options and, commencing in 2022, RSUs, which vest over multi-year periods.

The primary elements of our total direct compensation program for the named executive officers and a summary of the actions taken by the compensation committee during 2023 are set forth below.

Base Salaries
•
Our named executive officers received base salary increases for 2023 consistent with our pay positioning philosophy of tying target total cash compensation to align generally with the 50th percentile of similarly-situated executives at the companies in our peer group.
•
As a result, our named executive officers' 2023 base salaries remained aligned generally to the 50th percentile of similarly-situated executives at the companies in our peer group.

Annual Incentives
•
Our named executive officers received bonuses commensurate with our corporate performance and their individual performance during 2023, with payouts for the corporate component of their annual bonuses at 107% of target based on the compensation committee’s evaluation of our performance relative to the 2023 corporate performance goals, as discussed below.
Long-Term Incentive Compensation
•
Our named executive officers received stock options and RSUs during 2023, both of which vest over four years.
•
Stock options are an important vehicle for tying executive pay to performance, because they deliver future value only if the value of our common stock increases above the exercise price, which is equal to the closing price per share of our common stock on the date the option is granted. As such, they provide strong incentives for our executive officers to increase the value of our common stock over the long term, and they tightly align the interests of our executives with those of our stockholders.
•
RSU awards are granted because they are less dilutive to our stockholders, as fewer shares of our common stock are granted to achieve an equivalent value relative to stock options while still aligning the executive's award value with the value of our common stock. Additionally, RSU awards are an effective retention tool that maintain value even in cases where the share price is trading lower than the initial grant price.

2023 Compensation Mix Emphasis on at Risk Compensation

The compensation committee believes it is important to align the mix and levels of compensation we offer to those offered by our peers in order to retain and incentivize the talented executive officers whose efforts are key to our long-term success. As an executive’s ability to impact operational performance increases, so does the proportion of at-risk compensation. Target long-term incentive compensation grows proportionately as job responsibilities increase, which encourages our executives to focus on our long-term success and aligns with the long-term interests of our stockholders.

The charts below show the mix of the target compensation of our Chief Executive Officer and the average target compensation of our other named executive officers.

CEO Pay Mix
11%
Fixed
89%
Variable
Long-Term 83%
Short-Term 17%
Base
11%
Bonus
6%
RSUs
21%
Options
62%

Other NEO Pay Mix
20%
Fixed
Long-Term 71%
Short-Term 29%
Base
20%
Bonus
8%
Options
51%
RSUs
21%
80%
Variable

(1)
For purposes of these charts, target compensation consists of base salary, target annual incentive awards as set by the compensation committee in March 2023 and target annual equity awards determined based on market data. It does not include other forms of compensation the executive officers received.

Our Executive Compensation Practices

We endeavor to maintain sound executive compensation policies and practices consistent with our executive compensation philosophy. The following table highlights some of our executive compensation policies and practices, which are structured to drive performance and align our executives’ interests with our stockholders’ long-term interests:

✓
What We Do	What We Don’t Do

✓    Pay for Performance— We design our executive compensation program to align pay with company performance.

✓ Significant Portion of Compensation is at Risk. Under our executive compensation program, a significant portion of compensation is “at risk” based on our performance, including short-term cash incentives and long-term cash and equity incentives, to align the interests of our executive officers and stockholders.

✓   Independent Compensation Consultant—The compensation committee retains an independent compensation consultant and reassesses independence annually.

✓   Annual Review of Compensation—The compensation committee, with input from its independent compensation consultant, conducts an annual review of all of our compensation programs in light of current best practices.

✓    Annual Compensation Risk Assessment—Each year we perform an assessment of any risks that could result from our compensation plans and programs.

✓ Multi-Year Vesting Requirements. The equity awards granted to our executive officers vest over multi-year periods, consistent with current market practice and our retention objectives.

✓ Clawback Policy. We maintain a clawback policy as required by SEC and Nasdaq rules to recover erroneously awarded incentive compensation from our current and former executive officers in the event of an accounting restatement.

Hedging/Pledging of Company Stock—We prohibit our officers, directors, and employees from hedging, margining, pledging, short-selling, or publicly trading options in our stock.

Perquisites—We do not provide excessive perquisites to our named executive officers.

No Special Health or Welfare Benefits for Executives—Our executive officers participate in broad-based, company-sponsored health and welfare benefits programs on the same basis as our other employees. Executive officers do not have access to special benefits programs.

No Post-Employment Tax Gross-Ups—We do not provide any post-employment tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits.

Results of 2023 Say-on-Pay Vote

At the 2023 annual meeting of our stockholders meeting our stockholders voted, on an advisory basis, to approve our executive compensation, and approximately 97.4% of votes cast on the proposal were voted in favor of the say-on-pay proposal. The compensation committee took the results of the advisory vote into consideration in making its executive compensation decisions for 2024, and its awareness of the advisory vote did not affect the committee’s decisions. The say-on-pay vote is advisory and, therefore, not binding on the board of directors or on the company. Nonetheless, the compensation committee intends to consider the results of the 2024 say-on-pay vote in future compensation decisions.

Principal Elements of Pay

Our 2023 executive compensation program generally consisted of three principal components, as further described below. In addition, we provide retirement and benefits plans to executives on the same basis as our other employees and we provide certain other limited remuneration to them. For additional information, please see “Compensation Determination Process” and “Summary Compensation Table” below.

In determining each element of compensation for any given year, our compensation committee consider and determine each element individually and then review the resulting total compensation and determine whether it is reasonable and competitive. We do not have a pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation.

We believe that the total compensation received by our named executive officers relating to 2023 was appropriate when viewed in light of our corporate achievements during 2023 and the individual performance of our named executive officers.

Percentage of 2023 Target Compensation(1)
	Chief Executive Officer	Average of Other Named Executive Officers	Description and Purpose
Base Salary			Competitive fixed cash compensation used to attract and retain talented executives.
Annual Cash Incentive Awards

Cash incentives designed to reward executive officers for successful corporate performance against board approved annual bonus targets and individual performance toward achieving corporate performance goals.

Annual Long-Term Equity Awards			Stock option and RSU awards subject to time-based vesting designed to align each executive officer’s incentives with stockholder value creation.

(1)
For purposes of the charts in this table, target compensation consists of base salary and target annual incentive awards as set by the compensation committee in March 2023 and target annual equity awards determined based on grant value. It does not include other forms of compensation the executive officers received.

Compensation Determination Process

Role of the Compensation Committee

The compensation committee of our board of directors develops, reviews and approves each of the elements of our executive compensation program. The compensation committee also regularly assesses the effectiveness and competitiveness of our compensation programs.

In the first quarter of each year, the compensation committee reviews the performance of each of our named executive officers during the previous year. At this time the compensation committee also reviews our performance relative to the corporate performance goals set by the board of directors for the year under review and makes the final bonus payment determinations based on our overall corporate performance and, with respect to the named executive officers other than our Chief Executive Officer, the compensation committee’s evaluation of each named executive officer’s performance for the year under review. In connection with this review, the compensation committee also reviews and adjusts, as appropriate, annual base salaries for our named executive officers and grants, as appropriate, additional equity awards to our named executive officers and certain other eligible employees.

During the fourth quarter of each year our compensation committee reviews the corporate performance goals for purposes of our performance bonus programs for the following year, and such goals historically have been recommended to the full board of directors for approval.

Role of our Executive Officers

Our Chief Executive Officer, with the assistance and support of our Chief Human Resources Officer, aids the compensation committee by providing annual recommendations regarding the compensation of all of our named executive officers, other than himself. The compensation committee also, on occasion, meets with our Chief Executive Officer to obtain recommendations with respect to our compensation programs and practices generally. The compensation committee considers, but is not bound to accept, the Chief Executive Officer’s recommendations with respect to named executive officer compensation. In the beginning of each year, our named executive officers work with our Chief Executive Officer to establish their individual performance goals for the year, based on their respective roles within the company.

Our Chief Executive Officer generally attends the compensation committee meetings, but the compensation committee also holds executive sessions that are not attended by any members of management or non-independent directors, as needed from time to time. Any deliberations or decisions regarding our Chief Executive Officer’s compensation are made without him present.

Role of Compensation Consultant and Comparable Company Information

The compensation committee is authorized to retain the services of third-party compensation consultants and other outside advisors, from time to time, to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

In 2023, the compensation committee again retained Aon, an independent third-party compensation consulting firm, for guidance in making compensation decisions. Specifically, for 2023, the compensation committee requested Aon to advise it on a variety of compensation-related issues, including:

•
conducting market research and analysis of current practices of comparable public companies to assist the compensation committee in developing director and executive compensation levels;
•
reviewing our peer group to determine whether additional or different peer companies or groups are necessary to provide appropriate information on market practices and compensation levels; and
•
providing general information concerning director and executive compensation trends and developments.

Aon did not provide any other services to us in 2023 beyond its engagement as an advisor to the compensation committee on director and executive compensation matters. The compensation committee assessed the independence of Aon pursuant to SEC and Nasdaq rules and concluded that no conflict of interest existed that would have prevented Aon from serving as an independent consultant to the compensation committee currently or during 2023.

Competitive Positioning

The compensation committee reviews our peer group annually to reflect changes in market capitalization and other factors, including acquisitions, and revises the companies included in the peer group accordingly. For 2023, Aon assisted the compensation committee in identifying an appropriate peer group of companies for use as a reference when determining 2023 director and executive compensation.

For the purposes of setting 2023 director and executive compensation, the identified peer group consisted of 23 life sciences companies that were selected based on the following parameters and not on the basis of executive compensation levels:

Market Capitalization

Market capitalization between $300 million and $3.0 billion, when the peer group was approved in August 2022 by the compensation committee for 2023 compensation purposes. Crinetics had a 30-day average market capitalization of $1.1 billion as of such date, and ranked in the 76th percentile relative to the peer group on this metric.

Sector and Stage

U.S.-based, publicly-traded pre-commercial biopharma companies, with focus on companies predominantly in Phase III of clinical trials. Crinetics was considered a Phase III company at the time the peer group was approved.

Headcount	Generally under 450 employees.
Geographic Location	Focus on companies in California or other biotech “hub” locations. Crinetics’ headquarters is in San Diego, California.

For 2023, this peer group consisted of the following companies:

AnaptysBio Arcturus Therapeutics Arcus Biosciences Avidity Biosciences CymaBay Therapeutics Gossamer Bio Kezar Life Sciences Kura Oncology Lexicon Pharmaceuticals Madrigal Pharmaceuticals	NGM Biopharmaceuticals Pliant Therapeutics Protagonist Therapeutics Prothena Provention Bio Replimune Group Scholar Rock SpringWorks Therapeutics Syndax Pharmaceuticals Travere Therapeutics

Mersana Therapeutics Morphic	Viking Therapeutics

Our compensation committee reviewed the foregoing comparable company data in connection with its determinations of the 2023 base salaries, target bonuses and equity awards for our named executive officers. The compensation committee does not rely entirely on that data to determine named executive officer compensation. Instead, as described above and consistent with past practice, the compensation committee members relied on their judgment and experience in setting those compensation levels and making those awards. However, the compensation committee generally strives to set cash compensation and target cash compensation at approximately the 50th percentile of the peer company data for comparable positions and total annual equity award value between the 50th and 75th percentile, but variations on this pay positioning occur from year to year.

We expect that the compensation committee will continue to review comparable company data in connection with setting the compensation we offer our named executive officers to help ensure that our compensation programs are competitive and fair.

The compensation levels of the named executive officers reflect to a significant degree the varying roles and responsibilities of such executives. As a result of the compensation committee’s and the board of director’s assessment of our Chief Executive Officer’s role and responsibilities within our company, there are significant compensation differentials between the Chief Executive Officer and our other named executive officers.

Executive Compensation Components

The following describes each component of our executive compensation program, the rationale for each, and how compensation amounts are determined.

Base Salaries

In general, base salaries for our named executive officers are initially established through arm’s length negotiation at the time the executive is hired, taking into account such executive’s qualifications, experience and prior salary. Base salaries of our named executive officers are approved and reviewed annually by our compensation committee and adjustments to base salaries are based on the scope of an executive’s responsibilities, individual contribution, prior experience and sustained performance. Decisions regarding salary increases may take into account an executive officer’s current salary, equity ownership, and the amounts paid to an executive officer’s peers inside our company by conducting an internal analysis, which compares the pay of an executive officer to other members of the management team. Base salaries are also reviewed in the case of promotions or other significant changes in responsibility. Base salaries are not automatically increased if the compensation committee believes that other elements of the named executive officer’s compensation are more appropriate in light of our stated objectives. This strategy is consistent with our intent of offering compensation that is cost-effective, competitive and contingent on the achievement of performance objectives.

In March 2023, the compensation committee reviewed the base salaries of our named executive officers. The compensation committee, in consultation with our Chief Executive Officer (with respect to the salaries of our other named executive officers) and its independent compensation consultant, determined that the base salaries of our named executive officers would be as follows, which increases were effective March 1, 2023:

Named Executive Officer	2023 Base Salary Approved in March 2023	Percentage Increase
R. Scott Struthers, Ph.D.	$618,000	4%
Marc Wilson	$453,000	4%
Stephen F. Betz, Ph.D.	$475,000	4%
James Hassard	$439,000	3%
Jeff Knight	$465,000	6%
Alan Krasner, M.D.	$462,000	3%

The foregoing increases were designed to align each executive’s annual base salary generally with the 50th percentile of similarly-situated executives, in line with the company’s pay positioning philosophy.

The actual base salaries paid to all of our named executive officers for 2023 are set forth in the “Summary Compensation Table” below.

Performance Bonuses

Each named executive officer is also eligible for a performance bonus based upon the achievement of certain corporate performance goals and objectives approved by our board of directors.

Bonuses are set based on a percentage of the executive’s base salary as of the end of the bonus year and are expected to be paid out in the first quarter of the following year. The target levels for executive bonuses for 2023 were as follows: 55% of base salary for Dr. Struthers and 40% of base salary for our other named executive officers. Dr. Struthers’ annual bonus was based 80% on achievement of corporate performance goals and 20% on achievement of individual objectives. The bonuses for our other named executive officers were based 75% on achievement of corporate performance goals and 25% on achievement of individual objectives. In general, the target total cash compensation for our named executives is at approximately the 50th percentile of similarly-situated executives.

At the beginning of each year, the board of directors (considering the recommendations of the compensation committee and management) sets corporate performance goals and milestones for the year. These goals and milestones and the proportional emphasis placed on each are set by the board of directors after considering management input and our overall strategic objectives. These goals generally relate to factors such as achievement of product development objectives and financial targets. The compensation committee determines the level of achievement of the corporate performance goals for each year. The individual component of each named executive’s bonus award is not necessarily based on the achievement of any predetermined criteria or guidelines but rather on the compensation committee’s subjective assessment of the officer’s overall performance of his or her duties. In coming to this determination, our compensation committee does not follow any guidelines, nor are there such standing guidelines regarding the exercise of such discretion.

All final bonus payments to our named executive officers are determined by our compensation committee. The actual bonuses awarded in any year, if any, may be more or less than the target, depending on individual performance and the achievement of corporate performance goals and may also vary based on other factors at the discretion of the compensation committee.

Corporate Performance Goals and Performance Levels

The corporate performance goals for 2023 were approved by the board of directors in March 2023. The 2023 performance goals were aggressive and set at challenging levels such that the attainment of executive target annual cash incentive award opportunities was not assured at the time they were set and would require a high level of effort and execution on the part of the executive officers and others in order to achieve the goals. The compensation committee believes that each of these goals is strongly aligned to the creation of stockholder value.

To determine our corporate performance percentage for 2023, the compensation committee employed a holistic analysis that took into account both the extent to which the performance goals had been achieved or exceeded as well as the relative difficulty of achieving the goals that were met and that were only partially met. The compensation committee determined our corporate performance percentage to be 107% of the target performance level for 2023. The table below provides additional details about the compensation committee’s assessment of our actual performance against our 2023 corporate performance goals:

2023 Corporate PERFORMANCE GOALS	Weighting	2023 Highlights	Weighted Performance
Advance Clinical Development of Paltusotine in ACromegaly	35%	• Completed enrollment in PATHFNDR-2 Phase 3 trial • Released Positive PATHFNDR-1 topline release with high quality data • Reached PATHFNDR-2 last patient, last visit	45%
Advance Clinical Development of Paltusotine in Carcinoid syndrome	20%	• Reported positive initial findings from Phase 2 trial	17.5%
Advance Development of CRN04894	15%	• Reported NIH Phase 2a Cushing's trial cohort 1 data • Reported CAH Phase 2 cohort 1 safety review committee and interim data	12%
Advance Development of CRN04777	10%	• Decided to suspend further investment and reallocate resources to other initiatives	2.5%
expand discovery pipeline	5%	• Two discovery candidates • One or more advanced leads for metabolic targets	5%
Administration	15%	• Maintained strong capital structure in a difficult market environment by raising $329 million and met our expected expense burn for the year	25%
		• Continued to build the company and improve management infrastructure, governance systems, learning and development, and executed against the staffing plan
Total			107%

This overall 107% achievement level was then used to determine the corporate performance goals component of each named executive officer’s bonus.

Individual Performance Levels

The compensation committee’s determination of the individual components of the 2023 bonus awards for our named executive officers was not based on the achievement of any predetermined individual performance objectives, criteria or guidelines, but rather on the compensation committee’s subjective assessment of each officer’s overall performance of their duties during 2023. Our named executive officers received the individual performance achievement percentages indicated in the table below.

Annual Cash Incentive Payout Formula

	Target Cash Incentive Award for 2023
Named Executive Officer	Percentage of Base Salary	Corporate Performance Weighting	Corporate Performance Percentage	Individual Performance Weighting	Individual Performance Percentage	Annual Cash Incentive Award for 2023
Dr. Struthers	55%	80%	107%	20%	107%	$361,339
Mr. Wilson	40%	75%	107%	25%	98%	$188,757
Dr. Betz	40%	75%	107%	25%	98%	$197,737
Mr. Hassard	40%	75%	107%	25%	100%	$183,837
Mr. Knight	40%	75%	107%	25%	104%	$195,145
Dr. Krasner	40%	75%	107%	25%	95%	$191,232

The target cash incentive awards of our named executive officers as a percentage of base salary remained unchanged from 2022. The annual performance bonuses paid to our named executive officers for 2023 are set forth in the “Summary Compensation Table” below.

Long-Term Equity Incentives

We generally grant equity incentive awards under the terms of our 2018 Incentive Award Plan, or the 2018 Plan. We also may grant equity awards to newly-hired employees under our 2021 Employment Inducement Award Plan, or the 2021 Inducement Plan. Awards under the 2021 Inducement Plan are limited to employees who have not previously been an employee or a member of the board of directors.

The goals of our long-term, equity-based incentive awards are to align the interests of our named executive officers and other employees, non-employee directors and consultants with the interests of our stockholders. Because vesting is based on continued employment or service over multiple years, our equity-based incentives also encourage the retention of our named executive officers through the vesting period of the awards. In determining the size of the long-term equity incentives to be awarded to our named executive officers, we take into account a number of internal factors, such as the relative job scope, the value of existing long-term incentive awards, individual performance history, prior contributions to us and the size of prior grants. We have had no program, plan or practice pertaining to the timing of stock option grants to named executive officers coinciding with the release of material non-public information.

We use equity awards to compensate our named executive officers both in the form of initial grants in connection with the commencement of employment and annual grants. Annual grants of equity awards are typically approved by the compensation committee during the first quarter of each year. While we intend that the majority of stock awards to our employees be made pursuant to initial grants or our annual grant program, the compensation committee retains discretion to make equity awards to employees at other times, including in connection with the promotion of an employee, to reward an employee, for retention purposes or for other circumstances recommended by management or the compensation committee. We do not have any stock ownership requirements for our named executive officers.

Equity Vehicles

Annual equity awards are granted using mix of different equity instruments to further its goal of attracting and retaining top performers and to balance the relative advantages of different instruments.

•
Stock options are an important vehicle for tying executive pay to performance, because they deliver future value only if the value of our common stock increases above the exercise price. As a result, they provide strong incentives for our executive officers to increase the value of our common stock over the long term, and they tightly align the interests of our executives with those of our stockholders.
•
RSU awards are granted because they are less dilutive to our stockholders, as fewer shares of our common stock are granted to achieve an equivalent value relative to stock options, and because RSU awards are an effective retention tool that maintain value even in cases where the share price is trading lower than the initial grant price.

The exercise price of each stock option grant is the fair market value of our common stock on the grant date. Stock option awards granted in connection with an employee’s commencement of employment generally vest over a four-year period as follows: 25% of the option vests on the first anniversary of the date of the vesting commencement date and the remainder of the option vests in equal monthly installments over the remaining 36 months thereafter. Annual stock option awards to our named executive officers vest monthly over a four-year period. RSU awards generally vest in four equal annual installments. From time to time, our compensation committee may, however, determine that a different vesting schedule is appropriate.

2023 Annual Equity Awards

Generally, the compensation committee determines the value of each executive officer’s annual equity grant using a holistic evaluation that takes into account a competitive market analysis prepared by our independent compensation consultant with market data for each role, the recommendations of our Chief Executive Officer based on his evaluation of their individual performance (except with respect to the Chief Executive Officer’s performance), the extent to which the executive officer is currently vested in his or her stock awards, scope and criticality of the executive’s role and parity in targets among executives in roles of a given level. For 2023, while our compensation committee reviewed competitive market data prepared by Aon in connection with its grant of long-term equity incentive awards to the named executive officers, such awards were not determined by reference to any specific target level of compensation or benchmarking. Based upon these factors, the compensation committee determines the size of the long-term equity incentives at levels it considers appropriate to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value.

In March 2023, the compensation committee approved the annual equity awards for Dr. Struthers, Mr. Wilson, Dr. Betz, Mr. Hassard, Mr. Knight, and Dr. Krasner in a combination of options and RSU awards with approximately 70% of the value allocated in the form of options and approximately 30% of the value allocated in the form of RSU awards. Mr. Hassard's equity awards were prorated based on his hire date in 2022. The awards vest in accordance with the standard vesting schedule described above. The stock options have an exercise price equal to $19.64, which was the closing price of our common stock on the date of grant (March 1, 2023), and a term of ten years from the date of grant.

The equity awards granted to our named executive officers for 2023 are set forth in the “Grants of Plan-Based Awards Table” below.

The compensation committee’s recommendation regarding each named executive officer’s award amount was not based on any quantifiable factors, but instead was based on the compensation committee’s subjective analysis of the award levels the committee deemed appropriate for each executive in light of various factors, including the dilution created as a result of our public offerings and the need to continue to incentivize our executives. Each of these factors was taken into consideration by the compensation committee for each executive, as was management’s recommendations regarding the appropriate award levels. The final award levels, however, were entirely based on the compensation committee’s subjective analysis of these general factors and internal pay equity considerations. In general, the target total value of the equity incentives granted to our named executive officers in 2023 approximated the 50th percentile of similarly-situated executives among our peer group.

For a description of certain accelerated vesting provisions applicable to the stock awards granted to our named executive officers, see “— Post Termination and Change in Control Benefits” and “— Employment Agreements” below.

Health, Welfare and Retirement Benefits

The establishment of competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified talent.

Health and Welfare Benefits. Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the generally on same basis as all of our other employees. We provide a 401(k) plan to our employees, including our current named executive officers, as discussed in the section below entitled “Retirement Savings.” We also pay the premiums for term life insurance and disability insurance for all of our employees, including our named executive officers. Our board of directors may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

We generally do not provide other perquisites or personal benefits to our named executive officers, except in limited circumstances. We do occasionally provide relocation assistance and reimbursement for our employees in connection with their employment by us.

Retirement Savings. We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code. The 401(k) plan provides that each participant may make pre-tax deferrals from his or her compensation up to the statutory limit, which is $23,000 for calendar year 2024, and other testing limits. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2024 may be up to an additional $7,500 above the statutory limit. We provide a matching contribution under our 401(k) plan of up to $3,000 per eligible participant. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee.

Deferred Compensation Plan. In March 2024, our board of directors approved the adoption of the Crinetics Pharmaceuticals, Inc. Excess Deferral Plan, or the Deferred Compensation Plan, effective as of April 1, 2024. The Deferred Compensation Plan is an unfunded, non-qualified deferred compensation plan that is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended. Participation in the Deferred Compensation Plan is limited to a select group of management and highly compensated employees of the Company, as selected by the Company, including the named executive officers of the Company, as well as non-employee directors of the Company. Pursuant to the Deferred Compensation Plan, participants will be able to elect to defer all or a portion of certain annual compensation, including base salaries, director fees, cash performance bonuses and time-based RSUs, as applicable. In addition, the Deferred Compensation Plan provides that the Company may, in its sole discretion, make matching or discretionary contributions to participant accounts. Payments of vested amounts, together with deemed investment return (positive or negative), will generally be made following a participant’s separation from service with the Company or at an earlier in-service payment date elected by the participant.

Other Benefits

We do not generally provide significant perquisites or personal benefits to our named executive officers.

Post Termination and Change in Control Benefits

We have entered into employment agreements which provide for certain severance benefits in the event a named executive officer’s employment is involuntarily or constructively terminated. Such severance benefits are intended and designed to alleviate the financial impact of an involuntary termination and maintain a stable work environment through salary continuation and equity award vesting acceleration. We provide severance benefits because they are essential to help us fulfill our objective of attracting and retaining key managerial talent. While these arrangements form an integral part of the total compensation provided to these individuals and are considered by the compensation committee when determining executive officer compensation, the decision to offer these benefits did not influence the compensation committee’s determinations concerning other direct compensation or benefit levels.

The compensation committee has determined that such arrangements offer protection that is competitive within our industry and for our company size and are designed to attract highly qualified individuals and maintain their employment with us. In determining the severance benefits payable pursuant to the executive employment agreements, the compensation committee considered what level of severance benefits would be sufficient to retain our current executive team and to recruit talented executives in the future, which determination was based in part on input from management and our board of directors. For a description of these employment agreements, see “— Employment Agreements” below.

In the event of a change in control where the acquirer does not assume awards granted under our equity incentive plans, awards issued under these plans shall be subject to accelerated vesting such that 100% of the awards will become vested and exercisable or payable, as applicable, and which may be subject to such terms and conditions as apply generally to holders of common stock under the change in control documents.

Prohibition on Certain Transactions in Crinetics Securities

Our insider trading policy prohibits officers, directors and employees, and entities controlled by such individuals and members of their households, from making short sales in our equity securities, transacting in puts, calls or other derivative securities involving our equity securities, on an exchange or in any other organized market, engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts, purchasing our securities on margin or pledging our securities as collateral for a loan.

Clawback Policy

We have adopted a compensation recovery policy that requires the recovery of certain erroneously-paid incentive compensation received by our Section 16 officers on or after October 2, 2023, as required by SEC rules and Nasdaq listing standards implemented pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act. Under this policy, if the Company is required to prepare an accounting restatement, the Company is also required to recover the amount of incentive-based compensation received by a current or former Section 16 officer that exceeds the amount such officer would have received based on the accounting restatement.

Tax and Accounting Considerations

Deductibility of Executive Compensation

The compensation committee and our board of directors have considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for “covered employees.” While we consider the tax deductibility of each element of executive compensation as a factor in our overall compensation program, the compensation committee, however, retains the discretion to approve compensation that may not qualify for the compensation deduction if, considering all applicable circumstances, it would be in our best interest for such compensation to be paid without regard to whether it may be tax deductible.

Accounting for Stock-based Compensation

Under Accounting Standards Codification 718 issued by the Financial Accounting Standards Board, or ASC 718, we are required to estimate the grant date “fair value” for each grant of equity award using various assumptions. This calculation is performed for accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. ASC 718 also requires us to recognize the compensation cost of stock-based awards in our income statements over the period that an employee is required to render service in exchange for the award.

Risk Assessment of Compensation Program

In April 2024, management assessed our compensation program for the purpose of reviewing and considering any risks presented by our compensation policies and practices that are reasonably likely to have a material adverse effect on us. As part of that assessment, management reviewed the primary elements of our compensation program, including base salary, short-term incentive compensation and long-term incentive compensation. Management’s risk assessment included a review of the overall design of each primary element of our compensation program, and an analysis of the various design features, controls and approval rights in place with respect to compensation paid to management and other employees that mitigate potential risks to us that could arise from our compensation program. Following the assessment, management determined that our compensation policies and practices did not create risks that were reasonably likely to have a material adverse effect on us and reported the results of the assessment to our compensation committee.

Report of the Compensation Committee of the Board of Directors

The compensation committee of our board of directors has submitted the following report for inclusion in this proxy statement:

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on such review and discussions, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and in the Annual Report on Form 10-K for the year ended December 31, 2023, filed by us with the SEC.

This report of the compensation committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securiteis Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the compensation committee.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Stephanie S. Okey, M.S. (Chair)
Matthew K. Fust
Wendell Wierenga, Ph.D.

Summary Compensation Table

The following table shows information regarding the compensation earned by our named executive officers during the years ended December 31, 2023, 2022 and 2021.

		Salary	Bonus		Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Name and Principal Position	Year	($)	($)		($)(1)	($)(1)	($)(2)	($)(3)	($)
R. Scott Struthers, Ph.D.	2023	614,000	—		1,210,806	3,558,849	361,339	3,000	5,747,994
President and Chief Executive Officer	2022	590,166	—		1,069,068	3,662,368	277,525	3,000	5,602,127
	2021	567,000	—		—	3,236,940	337,109	3,000	4,144,049
Marc Wilson	2023	450,495	—		475,288	1,395,955	188,757	3,000	2,513,495
Chief Financial Officer	2022	432,473	—		390,390	1,337,381	150,069	3,000	2,313,313
	2021	410,833	—		—	1,255,140	176,658	3,000	1,845,631
Stephen F. Betz, Ph.D.	2023	471,927	—		463,504	1,360,700	197,737	3,000	2,496,868
Chief Scientific Officer	2022	453,633	—		330,330	1,131,630	161,948	3,000	2,080,541
James Hassard	2023	436,667	—		274,960	807,143	183,837	3,000	1,705,607
Chief Commercial Officer	2022	356,134	—		—	2,327,696	121,797	3,000	2,808,627
Jeff Knight	2023	459,167	—		579,380	1,125,670	195,145	3,000	2,362,362
Chief Operating Officer	2022	412,359	—		99,099	339,489	151,335	3,000	1,005,282
	2021	136,111	40,000	(4)	—	2,742,400	58,527	3,000	2,980,038
Alan Krasner, M.D.	2023	459,692	—		382,980	1,125,670	191,232	3,000	2,162,574
Chief Endocrinologist	2022	445,629	—		—	1,376,250	150,177	3,000	1,975,056
	2021	418,717	—		—	676,350	180,950	3,000	1,279,017
(1)
The amounts are valued based on the aggregate grant date fair value of the stock and option awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. See Note 11 to our consolidated financial statements in our Annual Report on Form 10‑K for the year ended December 31, 2023 filed with the SEC on February 28, 2024, for a discussion of the relevant assumptions used in determining the grant date fair value pursuant to ASC 718. These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by exercising stock options). Whether, and to what extent, a named executive officer realizes a financial benefit from the awards will depend on our actual operating performance, stock price fluctuations and the named executive officer's continued employment or service.
(2)
These amounts represent performance bonuses earned under our executive bonus program, which is described above under “Compensation Discussion and Analysis — Executive Compensation Components — Performance Bonuses.”
(3)
The amounts represent 401(k) plan matching contributions in the amount of $3,000 paid by us and generally available to all full-time U.S. employees.
(4)
Represents $40,000 signing bonus paid to Mr. Knight in connection with his commencement of employment.

2023 Grants of Plan Based Awards

The following table sets forth summary information regarding grants of plan-based awards made to our named executive officers during the year ended December 31, 2023.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Grant Date	Date of Approval of Equity Awards	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards Number of Shares of Stock or Units (#)(2)	All Other Option Awards Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
R. Scott Struthers, Ph.D.	—	—	—	339,900	—	—	—	—	—
	3/1/2023	3/1/2023	—	—	—	—	287,700	19.64	3,558,849
	3/1/2023	3/1/2023	—	—	—	61,650	—	—	1,210,806
Marc Wilson	—	—	—	181,200	—	—	—	—	—
	3/1/2023	3/1/2023	—	—	—	—	112,850	19.64	1,395,955
	3/1/2023	3/1/2023	—	—	—	24,200	—	—	475,288
Stephen F. Betz, Ph.D.	—	—	—	190,000	—	—	—	—	—
	3/1/2023	3/1/2023	—	—	—	—	110,000	19.64	1,360,700
	3/1/2023	3/1/2023	—	—	—	23,600	—	—	463,504
James Hassard	—	—	—	175,600	—	—	—	—	—
	3/1/2023	3/1/2023	—	—	—	—	65,250	19.64	807,143
	3/1/2023	3/1/2023	—	—	—	14,000	—	—	274,960
Jeff Knight	—	—	—	186,000	—	—	—	—	—
	3/1/2023	3/1/2023	—	—	—	—	91,000	19.64	1,125,670
	3/1/2023	3/1/2023	—	—	—	29,500	—	—	579,380
Alan Krasner, M.D.	—	—	—	184,800	—	—	—	—	—
	3/1/2023	3/1/2023	—	—	—	—	91,000	19.64	1,125,670
	3/1/2023	3/1/2023	—	—	—	19,500	—	—	382,980

(1)
Amounts in this column represent target cash performance bonus opportunities for the named executive officers in 2023 under our executive bonus program, which is described above under “— Compensation Discussion and Analysis — Executive Compensation Components — Performance Bonuses.”
(2)
The RSUs vest over a four-year period at the rate of 25% of the RSUs on each of March 15, 2024, 2025, 2026 and 2027, subject to continuous service through each vesting date. For a description of the accelerated vesting applicable to the foregoing equity awards, see “Employment Agreements” below.
(3)
The option awards vest in equal monthly installments over the four-year period commencing on the grant date, subject to continuous service through each vesting date. All option awards have a 10-year term from the grant date. For a description of the accelerated vesting applicable to the foregoing equity awards, see “Employment Agreements” below.
(4)
The applicable grant-date fair value of each option and RSU award was calculated in accordance with ASC 718. For a discussion of our valuation methodology used, see Note 11 to our consolidated financial statements for the year-end December 31, 2023 included in our Annual Report on Form 10-K filed with the SEC on February 28, 2024. These amounts do not reflect whether the recipient has actually realized or will realize. Whether, and to what extent, a named executive officer realizes a financial benefit from the awards will depend on our actual operating performance, stock price fluctuations and the named executive officer’s continued service to us.

Discussion of Summary Compensation and Grants of Plan Based Awards Tables

Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the 2023 Grants of Plan-Based Awards table was paid or awarded, are described above under “Compensation Discussion and Analysis.” A summary of certain material terms of our employment agreements and compensation plans and arrangements is set forth below.

Employment Agreements

Below are written descriptions of our employment agreements with each of our named executive officers. Each of our named executive officers’ employment is “at will” and may be terminated at any time.

Employment Agreement with Dr. R. Scott Struthers

We have entered into an employment agreement with Dr. Struthers setting forth the terms of his employment as our President and Chief Executive Officer. Pursuant to the agreement, Dr. Struthers is entitled to an annual base salary, as described above, which amount is subject to annual review by and at the sole discretion of our compensation committee of the board of directors or its designee. Dr. Struthers is also eligible to participate in any bonus plan maintained by the company for our senior executives. Dr. Struthers’ target bonus was subsequently increased to 55% of his annual base salary.

Pursuant to his employment agreement, if we terminate Dr. Struthers’ employment other than for cause (as defined below) or Dr. Struthers terminates his employment for good reason (as defined below), he is entitled to the following payments and benefits, subject to his timely execution and non-revocation of a general release of claims in favor of the company and his continued compliance with the restrictive covenants set forth in his employment agreement: (1) his fully earned but unpaid base salary and accrued and unused paid time off, or PTO, through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled; (2) a payment equal to 12 months of his then-current base salary, payable in a lump sum payment 60 days following the termination date; (3) payment for continued health plan coverage for up to 12 months following the date of termination or, if earlier, up to the date Dr. Struthers’ becomes eligible to receive equivalent or increased health plan coverage by means of subsequent employment or self-employment; and (4) if such termination occurs prior to a change in control (as defined below), automatic acceleration of the vesting and exercisability of his unvested stock awards as to the number of stock awards that would vest over the 12-month period following the date of termination.

If Dr. Struthers’ employment is terminated by us other than for cause or by Dr. Struthers for good reason within 12 months after a change in control, in lieu of the severance benefits described above, he is entitled to the following payments and benefits, subject to his timely execution and non-revocation of a general release of claims in favor of the company and his continued compliance with the restrictive covenants set forth in his employment agreement: (1) his fully earned but unpaid base salary and accrued and unused PTO through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled; (2) a payment equal to 18 months of his then-current base salary, payable in a lump sum payment 60 days following the termination date; (3) payment for continued health plan coverage for up to 18 months following the date of termination or, if earlier, up to the date Dr. Struthers’ becomes eligible to receive equivalent or increased health plan coverage by means of subsequent employment or self-employment; and (4) a payment equal to Dr. Struthers’ then-current target annual bonus opportunity, payable in a lump sum payment 60 days following the date of termination.

In addition, in the event of a change in control and subject to Dr. Struthers’ timely execution and non-revocation of a general release of claims in favor of the company, 100% of Dr. Struthers’ outstanding unvested stock awards shall be automatically accelerated on the first to occur of (1) Dr. Struthers’ termination by us without cause or by Dr. Struthers for good reason after a change in control or (2) the first anniversary of the closing of such change in control.

In addition, in the event of Dr. Struthers’ termination of employment by reason of his death or permanent disability, and subject to Dr. Struthers’ (or his estate’s) timely execution and non-revocation of a general release of claims in favor of the company, 100% of Dr. Struthers’ outstanding unvested stock awards shall be automatically accelerated on the date of termination.

In the event we terminate Dr. Struthers’ employment for cause, he terminates his employment without good reason, or upon his death or permanent disability, he is entitled to receive only his fully earned but unpaid base salary and accrued and unused PTO through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled.

Employment Agreements with Marc Wilson, Stephen F. Betz, and Alan Krasner

We have entered into employment agreements with Mr. Wilson, Dr. Betz, and Dr. Krasner setting forth the terms of their employment as our Chief Financial Officer, Chief Scientific Officer, and Chief Endocrinologist, respectively. Pursuant to their agreements, Mr. Wilson, Dr. Betz, and Dr. Krasner are entitled to an annual base salary, as described above, which amounts are subject to annual review by and at the sole discretion of our compensation committee of the board of directors or its designee. Mr. Wilson, Dr. Betz, and Dr. Krasner are also eligible to participate in any bonus plan maintained by us for our senior executives. Their target bonus is 40% of their annual base salary.

Pursuant to their employment agreements, if Mr. Wilson’s, Dr. Betz’s, or Dr. Krasner's employment is terminated by us other than for cause (as defined below) or by them for good reason (as defined below), they are entitled to the following payments and benefits, subject to their timely execution and non-revocation of a general release of claims in favor of the company and their continued compliance with the restrictive covenants set forth in their employment agreements: (1) their fully earned but unpaid base salaries and accrued and unused PTO through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which they are entitled; (2) a payment equal to 9 months for Mr. Wilson and Dr. Krasner and 12 months for Dr. Betz of their then-current base salary payable in a lump sum payment 60 days following the termination date; (3) payment for continued health plan coverage for up to 9 months for Mr. Wilson and Dr. Krasner and 12 months for Dr. Betz following the date of termination or, if earlier, up to the date they become eligible to receive equivalent or increased health plan coverage by means of subsequent employment or self-employment; and (4) if such termination occurs prior to a change in control (as defined below) automatic acceleration of the vesting and exercisability of his unvested stock awards as to the number of stock awards that would vest over the 9-month period for Mr. Wilson and Dr. Krasner and the 12-month period for Dr. Betz following the date of termination.

If Mr. Wilson’s, Dr. Betz’s, or Dr. Krasner's employment is terminated by us other than for cause or by them for good reason within 12 months after a change in control, in lieu of the severance benefits described above, they are entitled to the following payments and benefits, subject to their timely execution and non-revocation of a general release of claims in favor of the company and their continued compliance with the restrictive covenants set forth in their employment agreements: (1) their fully earned but unpaid base salary and accrued and unused PTO through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which they are entitled; (2) a payment equal to 12 months of their then-current base salary, payable in a lump sum payment 60 days following the termination date; (3) payment for continued health plan coverage for up to 12 months following the date of termination or, if earlier, up to the date they become eligible to receive equivalent or increased health plan coverage by means of subsequent employment or self-employment; and (4) a payment equal to their then-current target annual bonus opportunity, payable in a lump sum payment 60 days following the date of termination.

In addition, in the event of a change in control and subject to their timely execution and non-revocation of a general release of claims in favor of the company, 100% of Mr. Wilson’s, Dr. Betz’s, and Dr. Krasner's outstanding unvested stock awards shall be automatically accelerated on the first to occur of (1) their termination by us without cause or by their for good reason after a change in control or (2) the first anniversary of the closing of such change in control.

In addition, in the event of Mr. Wilson’s, Dr. Betz’s, or Dr. Krasner's termination of employment by reason of their death or permanent disability, and subject to their (or their estate’s) timely execution and non-revocation of a general release of claims in favor of the company and, in the case of his permanent disability, their continued compliance with the restrictive covenants set forth in their employment agreements, 100% of their outstanding unvested stock awards shall be automatically accelerated on the date of termination.

In the event we terminate Mr. Wilson’s, Dr. Betz’s, or Dr. Krasner's employment for cause, they terminate their employment without good reason, or upon their death or permanent disability, they are entitled to receive only their fully earned but unpaid base salary and accrued and unused PTO through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which they are entitled.

Employment Agreements with James Hassard and Jeff Knight

We have entered into employment agreements with Mr. Hassard and Mr. Knight setting forth the terms of their employment as our Chief Commercial Officer and Chief Operating Officer, respectively. Pursuant to their agreements, Mr. Hassard and Mr. Knight are entitled to an annual base salary, as described above, which amounts are subject to annual review by and at the sole discretion of our compensation committee of the board of directors or its designee. Mr. Hassard and Mr. Knight are also eligible to participate in any bonus plan maintained by us for our senior executives. Their target bonus is 40% of their annual base salary.

Pursuant to their employment agreements, if Mr. Hassard’s or Mr. Knight’s employment is terminated by us other than for cause (as defined below) or by them for good reason (as defined below), they are entitled to the following payments and benefits, subject to their timely execution and non-revocation of a general release of claims in favor of the company and their continued compliance with the restrictive covenants set forth in their employment agreements: (1) their fully earned but unpaid base salaries and accrued and unused PTO through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which they are entitled; (2) a payment equal to 9 months of their then-current base salary payable in a lump sum payment 60 days following the termination date; (3) a lump sum payment equal to their target annual bonus, prorated for the number of days in the year in which they were employed by us, and (4) reimbursement for monthly COBRA premiums paid by Mr. Hassard and Mr. Knight for up to 9 months following the date of termination or, if earlier, up to the date they become eligible to receive equivalent or increased health plan coverage by means of subsequent employment or self-employment.

If Mr. Hassard’s or Mr. Knight’s employment is terminated by us other than for cause or by them for good reason within 12 months after a change in control, in lieu of the severance benefits described above, they are entitled to the following payments and benefits, subject to their timely execution and non-revocation of a general release of claims in favor of the company and their continued compliance with the restrictive covenants set forth in their employment agreements: (1) their fully earned but unpaid base salaries and accrued and unused PTO through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which they are entitled; (2) a payment equal to 12 months of their then-current base salary and target annual bonus payable in a lump sum payment 60 days following the termination date; (3) a lump sum payment equal to their target annual bonus, payable within 60 days following the termination date, (4) reimbursement for monthly COBRA premiums paid by Mr. Hassard and Mr. Knight for up to 12 months following the date of termination or, if earlier, up to the date they become eligible to receive equivalent or increased health plan coverage by means of subsequent employment or self-employment; and (5) accelerated vesting of all outstanding stock options and time-based equity awards; provided, however, that all outstanding equity awards that vest based on the attainment of performance goals shall remain outstanding and shall vest or be forfeited in accordance with the terms of their applicable award agreements.

In addition, in the event of Mr. Hassard’s or Mr. Knight’s termination of employment by reason of their death or permanent disability, they shall be entitled to the following payments and benefits: (1) their fully earned but unpaid base salaries and accrued and unused PTO through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which they are entitled; and (2) a lump sum payment equal to the annual bonus that they would have earned in the applicable calendar year based on the achievement of performance goals for such year, prorated for the number of days in the year in which they were employed by us.

In the event we terminate Mr. Hassard’s or Mr. Knight’s employment for cause or they terminate their employment without good reason, they are entitled to receive their fully earned but unpaid base salary and accrued and unused PTO through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which they are entitled.

Defined Terms Applicable to Executive Employment Arrangements

For purposes of Dr. Struthers, Mr. Wilson, Dr. Betz’s, and Dr. Krasner's employment agreements, “cause” means any of the following: (1) the commission of an act of fraud, embezzlement or dishonesty, or the commission of some other illegal act, that causes material harm to us or any successor or affiliate; (2) conviction of, or plea of “guilty” or “no contest” to, a felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (3) any intentional unauthorized use or disclosure of our confidential information or trade secrets; (4) gross negligence, insubordination or material violation of any duty of loyalty to us or any successor or affiliate, or any other material misconduct; (5) ongoing and repeated failure or refusal to perform or neglect of duties, which failure, refusal or neglect continues for 15 days following receipt of written notice from the board of directors (or in the case of Mr. Wilson, Dr. Betz, or Dr. Krasner, our CEO) stating with specificity the nature of such failure, refusal or neglect; or (6) intentional, material breach of any company policy or any contract or agreement between the executive and us.

For purposes of Dr. Struthers, Mr. Wilson, Dr. Betz’s, and Dr. Krasner's employment agreements, “change in control” has the same meaning given to such term in our 2018 Plan, as described below.

For purposes of Dr. Struthers, Mr. Wilson, Dr. Betz’s, and Dr. Krasner's employment agreements, “good reason” means the occurrence of any of the following events or conditions without the executive’s written consent: (1) a material diminution in authority, duties or responsibilities; (2) a material diminution in base compensation, unless such a reduction is imposed across-the-board to our senior management; (3) a material change in the geographic location at which the executive must perform his or her duties; or (4) any other action or inaction that constitutes a material breach by us or any successor or affiliate of our obligations under the employment agreement. The executive must provide written notice to us of the occurrence of any of the foregoing events or conditions within 60 days of the occurrence of such event and we will have a period of 30 days to cure such event or condition after receipt of such notice. An executive’s separation from service by reason of resignation for good reason must occur within 30 days following the expiration of the foregoing 30-day cure period.

For purposes of Mr. Hassard and Mr. Knight’s employment agreements, “cause” means any of the following: (1) failure to perform their duties (other than any such failure resulting from incapacity due to physical or mental illness); (2) failure to comply with any valid and legal directive of the Chief Executive Officer; (3) willful engagement in dishonesty, illegal conduct, or gross misconduct, which is, in each case, injurious to the Company or its affiliates; (4) embezzlement, misappropriation, or fraud, whether or not related to their employment with the Company; (5) a conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude, if such felony or other crime is work-related, materially impairs their ability to perform services for the Company, or results in reputational or financial harm to the Company or its affiliates; (6) a material violation of the Company's written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct; willful unauthorized disclosure of confidential information; or a material breach of any material obligation under their employment agreements or any other written agreement between them and the Company.

For purposes of Mr. Hassard and Mr. Knight’s employment agreements, “change in control” means any of the following: (1) one person (or more than one person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of such corporation; provided that, a Change in Control shall not occur if any person (or more than one person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company's stock and acquires additional stock; (2) one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company's stock possessing 50% or more of the total voting power of the Company's stock; (3) a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or (4) the sale of all or substantially all of the Company's assets.

For purposes of Mr. Hassard and Mr. Knight’s employment agreements, “good reason” means any of the following: (1) a material reduction in their base salary other than a general reduction in base salary that affects all similarly situated executives in substantially the same proportions; (2) a relocation of their principal place of employment by more than 100 miles; (3) any material breach by the Company of any material provision of their employment agreements; (4) the Company's failure to obtain an agreement from any successor to the Company to assume and agree to perform their employment agreements in the same manner and to the same extent that the Company would be required to perform if no succession had taken place, except where such assumption occurs by operation of law; (5) a material, adverse change in their authority, duties, or responsibilities (other than temporarily while they are physically or mentally incapacitated or as required by applicable law) taking into account the Company's size, status as a public company, and capitalization; or (6) a material adverse change in their applicable reporting structure.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth specified information regarding the outstanding equity awards held by our named executive officers at December 31, 2023.

	Option Awards					Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
R. Scott Struthers, Ph.D.	3/1/2023	53,943	233,757	(2)	19.64	2/28/2033	—	—
	3/1/2023	—	—		—	—	61,650	2,193,507
	2/28/2022	114,216	134,984	(2)	20.02	2/27/2032	—	—
	2/28/2022	—	—		—	—	40,050	1,424,979
	2/26/2021	208,250	857,520	(2)	15.29	2/25/2031	—	—
	2/24/2020	191,666	8,334	(2)	22.61	2/23/2030	—	—
	3/8/2019	176,250	—		25.19	3/7/2029	—	—
	5/25/2018	164,741	—		9.28	5/24/2028	—	—
	3/17/2018	101,270	—		1.91	3/16/2028	—	—
Marc Wilson	3/1/2023	21,159	91,691	(2)	19.64	2/28/2033	—	—
	3/1/2023	—	—		—	—	24,200	861,036
	2/28/2022	41,708	49,292	(2)	20.02	2/27/2032	—	—
	2/28/2022	—	—		—	—	14,625	520,358
	2/26/2021	80,750	33,250	(2)	15.29	2/25/2031	—	—
	2/24/2020	67,083	2,917	(2)	22.61	2/23/2030	—	—
	3/19/2019	56,250	—		25.19	3/7/2029	—	—
	5/25/2018	91,185	—		9.28	5/24/2028	—	—
	1/25/2018	55,851	—		1.45	1/24/2028	—	—
Stephen F. Betz, Ph.D.	3/1/2023	20,625	89,375	(2)	19.64	2/28/2033	—	—
	3/1/2023	—	—		—	—	23,600	839,688
	2/28/2022	35,291	41,709	(2)	20.02	2/27/2032	—	—
	2/28/2022	—	—		—	—	12,375	440,303
	9/10/2021	8,437	6,563	(2)	23.19	9/9/2031	—	—
	2/26/2021	60,208	24,792	(2)	15.29	2/25/2031	—	—
	2/24/2020	57,500	2,500	(2)	22.61	2/23/2030	—	—
	3/8/2019	56,250	—		25.19	3/7/2029	—	—
	5/25/2018	91,185	—		9.28	5/24/2028	—	—
	3/17/2018	182,370	—		1.91	3/16/2028	—	—
James Hassard	3/1/2023	3,937	17,063	(2)	19.64	2/28/2033	—	—
	3/1/2023	—	—		—	—	14,000	498,120
	3/10/2022	73,333	86,667	(3)	19.73	3/9/2032	—	—
Jeff Knight	3/1/2023	17,062	73,938	(2)	19.64	2/28/2033	—	—
	3/1/2023	—	—		—	—	29,500	1,049,610
	2/28/2022	10,587	12,513	(2)	20.02	2/24/2032	—	—
	2/28/2022	—	—		—	—	3,713	132,109
	9/1/2024	93,333	66,667	(4)	23.98	8/31/2031	—	—
Alan Krasner, M.D.	3/1/2023	17,062	73,938	(2)	19.64	2/28/2033	—	—
	3/1/2023	—	—		—	—	19,500	693,810
	2/28/2022	30,479	32,459	(2)	20.02	2/27/2032	—	—
	2/28/2022	—	—		—	—	10,688	380,279
	2/26/2021	88,541	36,459	(2)	15.29	2/25/2031	—	—
	2/24/2020	43,125	1,875	(2)	22.61	2/23/2030	—	—
	3/8/2019	56,250	—		25.19	3/7/2029	—	—
	6/16/2018	137,773	—		12.01	6/15/2028	—	—
(1)
Market value is calculated based on the closing price of our common stock of $35.58 per share on December 29, 2023, the last trading day of 2023, times the number of shares subject to the stock award.
(2)
The stock options vest over a period of four years from the date of grant in equal monthly installments, subject to the executive's continuous service through each vesting date. The stock options have a term of ten years from the date of grant. Vesting of each stock option is contingent upon the named executive officer’s continued service, except as may be accelerated on certain events described above under “—Discussion of Summary Compensation and Grants of Plan Based Awards Tables—Employment Agreements” and under “—Potential Payments Upon Termination or Change in Control” described below.

(3)
The stock options granted to Mr. Hassard vest over a period of four years, with 25% of the options vesting on the first anniversary of the executive officer’s commencement of employment and the remainder vesting in equal monthly installments over the three years thereafter. The stock options have a term of ten years from the date of grant. Vesting of each stock option is contingent upon Mr. Hassard's continued service, except as may be accelerated on certain events described above under “—Discussion of Summary Compensation and Grants of Plan Based Awards Tables—Employment Agreements” and under “—Potential Payments Upon Termination or Change in Control” described below.
(4)
The stock options granted to Mr. Knight vest over a period of four years, with 25% of the options vesting on the first anniversary of the executive officer’s commencement of employment and the remainder vesting in equal monthly installments over the three years thereafter. The stock options have a term of ten years from the date of grant. Vesting of each stock option is contingent upon Mr. Knight’s continued service, except as may be accelerated on certain events described above under “—Discussion of Summary Compensation and Grants of Plan Based Awards Tables—Employment Agreements” and under “—Potential Payments Upon Termination or Change in Control” described below.
(5)
The RSUs vest in a series of four successive equal annual installments on each March 15 of the first four calendar years following the calendar year in which the grant date occurs. Vesting of each RSU is contingent upon the named executive officer’s continued service, except as may be accelerated on certain events described above under “—Discussion of Summary Compensation and Grants of Plan Based Awards Tables—Employment Agreements” and under “—Potential Payments Upon Termination or Change in Control” described below.

Option Exercises and Stock Vested

The following table sets forth information regarding option exercises during 2023 with respect to our named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting($)(2)
R. Scott Struthers, Ph.D.	260,000	5,650,930	13,350	229,487
Marc Wilson	30,000	408,500	4,875	83,801
Stephen F. Betz, Ph.D.	—	—	4,125	70,909
James Hassard	—	—	—	—
Jeff Knight	—	—	1,238	21,273
Alan Krasner, M.D.	7,000	125,930	3,562	61,231

(1)
The amount shown for value realized on exercise of stock options equals (i) the number of shares of our common stock to which the exercise of the stock option related, multiplied by (ii) the difference between the per-share market price of the shares on the date of exercise and the per-share exercise price of the option. If the stock acquired upon exercise was sold on the day of exercise, the market price was determined as the actual sales price of the stock. If the stock acquired upon exercise was not sold on the day of exercise, the market price was determined as the closing price of the stock on the Nasdaq Stock Market on the exercise date.
(2)
The amount shown for value realized on vesting equals the (i) the number of shares of our common stock underlying RSU awards which vested, multiplied by (ii) the market price of the shares on the date of vesting.

Potential Payments Upon Termination or Change in Control

The following table summarizes the potential payments to our named executive officers in four scenarios: (1) upon termination by us without cause or the executive’s resignation for good reason apart from a change in control, or CIC; (2) upon termination by us following the executive’s permanent disability or as a result of the executive’s death; (3) upon termination by us without cause or the executive’s resignation for good reason within three months prior to or 12 months following a CIC; or (4) in the event of a CIC without a termination of employment. The table assumes that the termination of employment or CIC, as applicable, occurred on December 31, 2023. The definitions of “cause”, "disability", “good reason” and “target bonus” are contained in the applicable employment agreement for each of our named executive officers, which are described above under the heading “— Employment Agreements.”

Triggering Event	Lump Sum Cash Severance ($)(1)	Accelerated Options ($)(2)	Accelerated RSUs ($)(3)	Health Benefits ($)(4)	Total ($)
R. Scott Struthers, Ph.D.
Involuntary Termination Without Cause/Resignation for Good Reason Apart from a CIC	618,000	4,255,721	1,023,388	15,003	5,912,112
Death/Disability	—	7,674,397	3,618,486	—	11,292,883
Involuntary Termination Without Cause/Resignation for Good Reason in Connection with a CIC	1,266,900	7,674,397	3,618,486	22,504	12,582,287
CIC Only (Continued Employment)	—	7,674,397	3,618,486	—	11,292,883
Marc Wilson
Involuntary Termination Without Cause/Resignation for Good Reason Apart from a CIC	339,750	1,044,785	388,712	6,654	1,779,901
Death/Disability	—	2,941,014	1,381,394	—	4,322,408
Involuntary Termination Without Cause/Resignation for Good Reason in Connection with a CIC	634,200	2,941,014	1,381,394	8,873	4,965,481
CIC Only (Continued Employment)	—	2,941,014	1,381,394	—	4,322,408
Stephen F. Betz, Ph.D.
Involuntary Termination Without Cause/Resignation for Good Reason Apart from a CIC	475,000	1,225,245	356,690	—	2,056,935
Death/Disability	—	2,690,400	1,279,991	—	3,970,391
Involuntary Termination Without Cause/Resignation for Good Reason in Connection with a CIC	665,000	2,690,400	1,279,991	—	4,635,391
CIC Only (Continued Employment)	—	2,690,400	1,279,991	—	3,970,391
James Hassard
Involuntary Termination Without Cause/Resignation for Good Reason Apart from a CIC	329,250	670,510	124,530	15,909	1,140,199
Death/Disability	183,837	2,218,747	498,120	—	2,900,704
Involuntary Termination Without Cause/Resignation for Good Reason in Connection with a CIC	790,200	2,218,747	498,120	21,213	3,528,280
CIC Only (Continued Employment)	—	2,218,747	498,120	—	2,716,867
Jeff Knight
Involuntary Termination Without Cause/Resignation for Good Reason Apart from a CIC	348,750	687,386	306,451	14,131	1,356,718
Death/Disability	195,145	2,146,611	1,181,719	—	3,523,475
Involuntary Termination Without Cause/Resignation for Good Reason in Connection with a CIC	837,000	2,146,611	1,181,719	18,841	4,184,171
CIC Only (Continued Employment)		2,146,611	1,181,719	—	3,328,330
Alan Krasner, M.D.
Involuntary Termination Without Cause/Resignation for Good Reason Apart from a CIC	346,500	947,344	300,224	14,131	1,608,199
Death/Disability	—	2,503,130	1,074,089	—	3,577,219

Involuntary Termination Without Cause/Resignation for Good Reason in Connection with a CIC	646,800	2,503,130	1,074,089	18,841	4,242,860
CIC Only (Continued Employment)		2,503,130	1,074,089	—	3,577,219

(1)
Represents 9 months base salary (12 months for Drs. Betz and Struthers) in the event of an involuntary termination or resignation for good reason, which amounts are increased to 12 (18 months for Dr. Struthers), in the event of an involuntary termination or resignation for good reason within 12 months following a change in control. Also includes a target bonus for an involuntary termination or resignation for good reason within 12 months following a change in control (two times the target bonus amount for Mr. Hassard and Mr. Knight). These amounts are paid in a lump sum.
(2)
The value attributable to the accelerated options represents the excess of the fair market value of our common stock of $35.58 on December 29, 2023, over the exercise price of the unvested options the vesting of which accelerates in connection with the applicable triggering event. In the event of an involuntary termination without cause or resignation for good reason apart from a CIC and death/disability, shares subject to acceleration represent the vesting and exercisability of outstanding unvested options as to the number of options that would have vested over the applicable severance period had such officer remained continuously employed by us during such period. In the event of a change in control, an executive’s equity awards will vest upon the earliest of (a) the executive’s termination without cause or resignation for good reason or (b) the first anniversary of the change in control. The change in control values above reflect the value of the accelerated vesting of all outstanding equity awards held by the executive officer as of December 31, 2023, since such awards would vest on the first anniversary of the closing of the change in control absent an earlier involuntary termination.
(3)
Represents the aggregate value of the accelerated vesting of RSU awards, calculated by multiplying the fair market value of our common stock of $35.58 on December 29, 2023, by the number of RSUs the vesting of which accelerates in connection with the applicable triggering event. In the event of an involuntary termination without cause or resignation for good reason apart from a CIC and death/disability, shares subject to acceleration represent the vesting and exercisability of outstanding unvested RSUs as to the number of RSUs that would have vested over the applicable severance period had such officer remained continuously employed by us during such period. In the event of a change in control, an executive’s equity awards will vest upon the earliest of (a) the executive’s termination without cause or resignation for good reason or (b) the first anniversary of the change in control. The change in control values above reflect the value of the accelerated vesting of all outstanding equity awards held by the executive officer as of December 31, 2023, since such awards would vest on the first anniversary of the closing of the change in control absent an earlier involuntary termination.
(4)
Represents the value of the continuation of health benefits for the applicable severance period following the date of the named executive officer’s termination. Represents 9 months health benefits continuation (12 months for Dr. Struthers) in the event of an involuntary termination or resignation for good reason, which amounts are increased to 12 months and 18 months, respectively, in the event of an involuntary termination or resignation for good reason within 12 months following a change in control.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer.

For the year ended December 31, 2023, the annual total compensation of our median employee was $238,960, and the annual total compensation of Dr. Struthers was $5,747,994. The ratio of these amounts is 1 to 24.

We determined that, as of December 31, 2023, our employee population consistent of approximately 313 individuals, including full time, part-time regular and temporary employees, but excluding Dr. Struthers. For purposes of determining our median employee, we also excluded our only foreign employee in the United Kingdom. For purposes of measuring the compensation of our employees, we selected W-2 wages for 2023 as the most appropriate measure of compensation, which was consistently applied to all our employees included in the calculation. We did not make any cost-of-living adjustments in identifying the “median employee”.

With respect to the total annual compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for fiscal year 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $238,960. With respect to the annual total compensation of Dr. Struthers, we used the amount reported in the “Total” column of our fiscal year 2023 Summary Compensation Table included in this Proxy Statement. The pay ratio reported above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act. SEC regulations permit companies to adopt a variety of methodologies, apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices and other factors unique to their workforce and business operations when calculating their pay ratio. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above.

Pay Versus Performance

The following table sets forth information concerning the compensation of our named executive officers, or NEOs, including Dr. Struthers, our principal executive officer, or PEO, for each of the fiscal years ended December 31, 2023, 2022, 2021, and 2020, and our financial performance for each such fiscal year:

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(3)	Net Loss (thousands) ($)
2023	5,747,994	13,887,105	2,248,181	4,887,985	141.81	115.42	214,529
2022	5,602,127	1,612,776	2,702,709	2,001,359	72.94	111.27	163,918
2021	4,144,049	10,295,914	2,518,566	3,812,974	113.23	124.89	107,641
2020	3,826,332	(1,757,784)	1,599,724	(135,593)	56.24	125.69	73,812

(1)
Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining named executive officers for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2023	R. Scott Struthers	Marc Wilson, James Hassard, Stephen F. Betz, Jeff Knight, and Alan Krasner
2022	R. Scott Struthers	Marc Wilson, James Hassard, Dana Pizzuti and Stephen F. Betz
2021	R. Scott Struthers	Ajay Madan and Jeff Knight
2020	R. Scott Struthers	Marc Wilson and Ajay Madan

(2)
The amounts reported in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns do not reflect the actual compensation paid to or realized by our PEO or our non-PEO NEOs during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price, various accounting valuation assumptions and projected performance related to our performance awards. See the Summary Compensation Table for certain other compensation of our PEO and our non-PEO NEOs for each applicable fiscal year and the Option Exercises and Stock Vested table for the value realized by each of them upon the vesting of stock awards during 2023.

Compensation actually paid to our named executive officers represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2020		2021		2022		2023
Adjustments	PEO ($)	Average Non-PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)
Total Compensation for Covered Fiscal Year from Summary Compensation Table	3,826,332	1,599,724	4,144,049	2,518,566	5,602,127	2,702,709	5,747,994	2,248,181
Deduct Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(3,006,000)	(1,052,100)	(3,236,940)	(2,092,355)	(4,731,436)	(2,158,041)	(4,769,655)	(1,598,250)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	1,312,646	459,427	5,006,084	2,704,739	3,491,978	1,935,411	8,240,083	2,764,469
Add Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(2,894,352)	(797,205)	2,365,149	353,344	(1,875,193)	(334,059)	3,569,336	1,132,191
Add Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	397,678	139,187	923,354	205,709	694,519	117,051	803,078	262,444
Add Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(1,394,088)	(484,626)	1,094,218	122,971	(1,569,220)	(261,711)	296,269	78,951
Total Compensation Actually Paid	(1,757,784)	(135,593)	10,295,914	3,812,974	1,612,776	2,001,359	13,887,105	4,887,985

Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (i) for RSU awards, the closing price per share on the applicable year-end date(s) or, in the case of vesting dates, the closing price per share on the applicable vesting date(s); and (ii) for stock options, a Black Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an expected life set equal to the remaining life of the award in the case of underwater stock options and, in the case of in the money options, an expected life equal to the original ratio of expected life relative to the ten year contractual life multiplied times the remaining life as of the applicable revaluation date, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and prior fiscal years.

(3)
For the relevant fiscal year, represents the cumulative total shareholder return, or TSR, of the Nasdaq Biotechnology Index, or the Peer Group.

Narrative Disclosure to Pay Versus Performance Table

Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining named executive officers, with (i) our cumulative TSR, (ii) our Peer Group TSR, and (iii) our net loss, in each case, for the fiscal years ended December 31, 2023, 2022, 2021, and 2020.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Crinetics & Index TSR versus Compensation Actually Paid

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Company and Peer Index TSR
Compensation Actually Paid ($ Millions)
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
-2.0
-4.0
Company TSR (FYE 2019 Indexed to $100)
$160
$140
$120
$100
$80
$60
$40
$20
$0
100.00
100.00
125.69
56.24
(1.76)
(0.14)
10.30
3.81
124.89
113.23
1.61
2.00
111.27
72.94
13.78
4.63
141.81
115.42
2019
2020
2021
2022
2023
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Crinetics Corporation TSR
XNBI NASDAQ Biotechnology Index TSR

Net Loss versus Compensation Actually Paid

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Loss
Compensation Actually Paid ($ Millions)
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
-2.0
-4.0
Net Loss ($ Millions)
250
200
150
100
50
0
(1.76)
(0.14)
73.81
10.30
3.81
107.64
1.61
2.00
163.92
13.78
4.63
214.53
2020
2021
2022
2023
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Crinetics Corporation Net Loss

Crinetics & Index TSR versus Compensation Actually Paid

Pay Versus Performance Tabular List

We do not use any financial performance measures in determining executive compensation, other than stock price, given that the value to be delivered pursuant to the equity awards granted to our named executive officers is dependent on our future stock price. Pursuant to SEC guidance, stock price is not a permissible “Company Selected Measure.” As a result, we do not have a Company Selected Measure to reflect in the table above.

Equity Compensation Plan Information

	(A) Number of securities to be issued upon exercise of outstanding options, warrants, rights and vesting of RSUs	(B) Weighted average per share exercise price of outstanding options, warrants and rights	(C) Number of Securities remaining available under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders:
2015 Stock Incentive Plan	965,648	$6.35	—
2018 Incentive Award Plan	6,727,740	$19.72	2,766,309	(1)
2018 Employee Stock Purchase Plan	—	—	2,273,355	(2)
Total equity compensation plans approved by security holders	7,693,388	$18.04	5,039,664
Equity compensation plans not approved by security holders:
2021 Employment Inducement Incentive Award Plan	4,933,736	$20.38	2,300,511	(3)

(1) With respect to our 2018 Incentive Award Plan, or the 2018 Plan, represents 2,766,309 shares available for issuance under the 2018 Plan as of December 31, 2023. This amount does not include any additional shares that may become available for future issuance under the 2018 Plan pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years through 2028 by the number of shares equal to the lesser of (i) 5% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding calendar year, and (ii) such smaller number of shares as is determined by our board of directors.
(2) With respect to the 2018 Employee Stock Purchase Plan, or the 2018 ESPP, represents 2,273,355 shares available for issuance under such plan as of December 31, 2023, all of which were eligible to be purchased during the offering period in effect on such date. This amount does not include any additional shares that may become available for future issuance under the 2018 ESPP pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years through 2028 by the number of shares equal to the lesser of (i) 1% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding calendar year, and (ii) such smaller number of shares as is determined by our board of directors.
(3) With respect to the 2021 Employment Inducement Incentive Award Plan, or the Inducement Plan, represents 2,300,511 shares available for issuance under such plan as of December 31, 2023. The Company adopted the Inducement Plan in December 2021. The terms of the Inducement Plan are substantially similar to the terms of our 2018 Incentive Award Plan with the exception that awards may only be made to an employee who has not previously been an employee or member of our board of directors if the award is in connection with commencement of employment. A total of 2,811,307 shares were granted under the Inducement Plan during the year ended December 31, 2023. The material features of our Inducement Plan are more fully described in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 28, 2024.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

We describe below the transactions and series of similar transactions, since January 1, 2023, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stockholders or any member of their immediate family had or will have a direct or indirect material interest.

Director and Executive Officer Compensation

Please see “Proposal 1—Director Compensation” for additional information regarding compensation of our directors. Please see “Compensation Discussion and Analysis” for additional information regarding compensation of our executive officers.

Employment Agreements

We have entered into employment agreements with our named executive officers and certain other executives. For more information regarding these agreements, see “Compensation Discussion and Analysis—Employment Agreements.”

Indemnification

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts. incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

Stock Option Grants to Executive Officers and Directors

We have granted stock options to our executive officers and certain of our directors as more fully described in the section entitled “Compensation Discussion and Analysis” and “Proposal 1—Director Compensation.”

Radionetics Oncology, Inc.

In October 2021, we, together with 5AM Ventures and Frazier Healthcare Partners, announced the formation of Radionetics Oncology, Inc., or Radionetics. In connection with the formation of Radionetics, we entered into a Collaboration and License Agreement with Radionetics, or the Radionetics License granting Radionetics an exclusive world-wide license to our technology for the development of radiotherapeutics and related radio-imaging agents in exchange for a majority equity stake in Radionetics, a warrant to obtain additional shares of common stock of Radionetics, potential sales milestones in excess of $1.0 billion and single-digit royalties on net sales. R. Scott Struthers, Ph.D., our President and Chief Executive Officer, serves as chairperson of the Radionetics’ board of directors, as Crinetics’ board designee. Pursuant to such arrangement, Dr. Struthers received 1,000,000 shares of restricted common stock of Radionetics, which vest ratably over 36 months, subject to continued service, and receives a $50,000 annual retainer for his service as a board member of Radionetics.

In August 2023, we exercised our warrant to purchase shares of Radionetics common stock for a total of $34.07 and invested $5.0 million to purchase preferred stock in Radionetics along with new and existing investors who participated in the transaction. Additionally, in August 2023, the Radionetics License was amended to include additional sales milestones of up to $15.0 million. Following the amendment to the Radionetics License, we are eligible to receive total potential sales milestones in excess of $1.0 billion and single-digit royalties on net sales.

Policies and Procedures Regarding Related Party Transactions

Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2025, including nominations of any person for election to our board of directors, must be received by us no later than December 31, 2024, which is 120 days prior to the one-year anniversary of the mailing date of the proxy statement for the 2023 annual meeting, in order to be included in our proxy statement and form of proxy card relating to that meeting, unless the date of the 2025 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2024 annual meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC in Rule 14a-8 of the Exchange Act for such proposals in order to be included in the proxy statement.

In addition, our amended and restated bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations of any person for election to our board of directors not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice that meets the requirements set forth in our amended and restated bylaws must be received at our principal executive offices not less than 90 calendar days nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at our 2025 annual meeting of stockholders, such a proposal must be received by us no earlier than February 17, 2025 and no later than March 18, 2025. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the later of the close of business on the 90th calendar day prior to such annual meeting and the close of business on the tenth day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2025 annual meeting may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our amended and restated bylaws which also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules (once they become effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 17, 2024.

ANNUAL REPORT

Any person who was a beneficial owner of our common stock on the record date may request a copy of our Annual Report on Form 10-K for the year ended December 31, 2023, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of our company at such date. Requests should be directed to Crinetics Pharmaceuticals, Inc., 6055 Lusk Boulevard, San Diego, CA 92121, Attention: Corporate Secretary. The Company makes available free of charge on its website all of its filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. These materials can be found at www.crinetics.com in the “Investors” section. Our Annual Report on Form 10-K does not constitute, and should not be considered, a part of this proxy solicitation material.

STOCKHOLDERS SHARING THE SAME ADDRESS

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of proxy materials, or, where applicable, a Notice of Internet Availability of Proxy Materials, to households at which two or more stockholders reside. Each stockholder, however, still receives a separate proxy card if he or she receives paper copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our proxy statement and annual report or Notice of Internet Availability of Proxy Materials. If you would like to opt out of this practice for future mailings and receive a separate proxy statement and annual report or Notice of Internet Availability of Proxy Materials for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement or annual report or Notice of Internet Availability of Proxy Materials without charge by sending a written request to Crinetics Pharmaceuticals, Inc., 6055 Lusk Boulevard, San Diego, CA 92121, Attention: Corporate Secretary or by calling (858) 450-6464. We will promptly send additional copies of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials can request delivery of a single copy of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials by contacting their broker, bank or other intermediary or sending a written request to Crinetics Pharmaceuticals, Inc. at the address above or by calling (858) 450-6464.

OTHER MATTERS

We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the annual meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All stockholders are urged to vote via the Internet, by telephone or to complete, sign and return a completed proxy card as soon as possible.

By Order of the Board of Directors,

/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D.
President, Chief Executive Officer and Director

San Diego, California

April 25, 2024

corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date Please make your marks like this: X

Crinetics Pharmaceuticals C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Scan QR for digital voting Crinetics Pharmaceuticals, Inc. Annual Meeting of Stockholders Friday, June 7, 2024 8:00 AM, Pacific Time Annual meeting to be held live via the Internet - please visit www.proxydocs.com/CRNX for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/CRNX For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/CRNX To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 28, 2024. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 7, 2024 For Stockholders of record as of April 15, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/CRNX Call: 1-866-648-8133 Email: paper@investorelections.com *If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Crinetics Pharmaceuticals Crinetics Pharmaceuticals, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ALL THE DIRECTORS ON PROPOSAL 1 AND FOR ON PROPOSALS 2 AND 3 1. 2. 3. PROPOSAL To elect two directors to serve as Class III directors for a three-year term to expire at the 2027 annual meeting of stockholders; 1.01 Camille Bedrosian, M.D. 1.02 Wendell Wierenga, Ph.D To consider and vote upon the ratification of the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024; To consider and vote upon, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and 4. To transact such other business as may be properly brought before the annual meeting or any adjournment or postponement thereof.

Crinetics Pharmaceuticals C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Crinetics Pharmaceuticals, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 15, 2024 Friday, June 7, 2024 8:00 AM, Pacific Time Annual meeting to be held live via the Internet - please visit www.proxydocs.com/CRNX for more details. Your vote matters! X Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Scan QR for digital voting Internet: www.proxypush.com/CRNX • Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-229-5833 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:00 AM, Pacific Time, June 7, 2024. This proxy is being solicited on behalf of the Board of Directors · Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/CRNX The undersigned hereby appoints R. Scott Struthers, Ph.D. President and CEO and Marc Wilson, CFO and Secretary (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Crinetics Pharmaceuticals, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Crinetics Pharmaceuticals Crinetics Pharmaceuticals, Inc. Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ALL THE DIRECTORS ON PROPOSAL 1 AND FOR ON PROPOSALS 2 AND 3 1. PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS To elect two directors to serve as Class III directors for a three-year term to expire at the 2027 annual meeting of stockholders; 1.01 Camille Bedrosian, M.D. 1.02 Wendell Wierenga, Ph.D ☐ ☐% FOR WITHHOLD FOR FOR FOR AGAINST ABSTAIN 2. To consider and vote upon the ratification of the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024; FOR 3. 4. To consider and vote upon, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and To transact such other business as may be properly brought before the annual meeting or any adjournment or postponement thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/CRNX Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date FOR